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                                                                    EXHIBIT 10.8



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                          GUARANTEE AND COLLATERAL AGREEMENT


                                       made by


                                    ANACOMP, INC.


                                     in favor of


                          THE FIRST NATIONAL BANK OF CHICAGO,
                               as Administrative Agent



                            Dated as of February 28, 1997





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                                  TABLE OF CONTENTS

                                                                            Page

SECTION 1.  DEFINED TERMS....................................................  1
    1.1  Definitions........................................................  1
    1.2  Other Definitional Provisions......................................  5

SECTION 2.  GUARANTEE........................................................  6
    2.1  Guarantee..........................................................  6
    2.2  Right of Contribution..............................................  6
    2.3  No Subrogation.....................................................  6
    2.4  Amendments, etc. with respect to the Borrower Obligations..........  7
    2.5  Guarantee Absolute and Unconditional...............................  7
    2.6  Reinstatement......................................................  8
    2.7  Payments...........................................................  8

SECTION 3.  GRANT OF SECURITY INTEREST.......................................  8

SECTION 4.  REPRESENTATIONS AND WARRANTIES...................................  9
    4.1  Representations in Credit Agreement................................  9
    4.2  Title; No Other Liens..............................................  9
    4.3  Perfected First Priority Liens..................................... 10
    4.4  Chief Executive Office............................................. 10
    4.5  Inventory and Equipment............................................ 10
    4.6  Farm Products...................................................... 10
    4.7  Pledged Securities................................................. 10
    4.8  Receivables........................................................ 10
    4.9  Intellectual Property.............................................. 11

SECTION 5.  COVENANTS........................................................ 11
    5.1  Covenants in Credit Agreement...................................... 11
    5.2  Delivery of Instruments and Chattel Paper.......................... 11
    5.3  Maintenance of Insurance........................................... 11
    5.4  Payment of Obligations............................................. 12
    5.5  Maintenance of Perfected Security Interest; Further Documentation.. 12
    5.6  Changes in Locations, Name, etc.................................... 12
    5.7  Notices............................................................ 13
    5.8  Pledged Securities................................................. 13
    5.9  Receivables........................................................ 14
    5.10  Intellectual Property............................................. 14

SECTION 6.  REMEDIAL PROVISIONS.............................................. 15
    6.1  Certain Matters Relating to Receivables............................ 15
    6.2  Communications with Obligors; Grantors Remain Liable............... 16
    6.3  Pledged Stock...................................................... 17
    6.4  Proceeds to be Turned Over To Administrative Agent................. 17
    6.5  Application of Proceeds............................................ 18
    6.6  Code and Other Remedies............................................ 18

                                          i

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                                                                            PAGE

    6.7  Private Sales...................................................... 19
    6.8  Waiver; Deficiency................................................. 19

SECTION 7.  THE ADMINISTRATIVE AGENT......................................... 19
    7.1  Administrative Agent's Appointment as Attorney-in-Fact, etc........ 19
    7.2  Duty of Administrative Agent....................................... 21
    7.3  Execution of Financing Statements.................................. 21
    7.4  Authority of Administrative Agent.................................. 21

SECTION 8.  MISCELLANEOUS.................................................... 22
    8.1  Amendments in Writing.............................................. 22
    8.2  Notices............................................................ 22
    8.3  No Waiver by Course of Conduct; Cumulative Remedies................ 22
    8.4  Enforcement Expenses; Indemnification.............................. 22
    8.5  Successors and Assigns............................................. 23
    8.6  Set-Off............................................................ 23
    8.7  Counterparts....................................................... 23
    8.8  Severability....................................................... 23
    8.9  Section Headings................................................... 23
    8.10  Integration....................................................... 24
    8.11  GOVERNING LAW..................................................... 24
    8.12  Submission To Jurisdiction; Waivers............................... 24
    8.13  Acknowledgements.................................................. 24
    8.14  WAIVER OF JURY TRIAL.............................................. 25
    8.15  Additional Grantors............................................... 25
    8.16  Judgment.......................................................... 25
    8.17  Releases.......................................................... 25

SCHEDULES

Schedule 1    Notice Addresses of Guarantors
Schedule 2    Description of Pledged Securities
Schedule 3    Filings and Other Actions Required to Perfect Security Interests
Schedule 4    Location of Jurisdiction of Organization and Chief Executive
              Office
Schedule 5    Location of Inventory and Equipment
Schedule 6 Copyrights and Copyright Licenses; Patents and Patent Licenses; Trademark and Trademark Licenses
Schedule 7    Immaterial Subsidiaries
Schedule 8    Existing Prior Liens

                          GUARANTEE AND COLLATERAL AGREEMENT

         GUARANTEE AND COLLATERAL AGREEMENT, dated as of February 28, 1997, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "GRANTORS"), in favor of THE FIRST NATIONAL BANK OF CHICAGO, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") for the banks and other financial institutions (the "LENDERS") from time to time parties to the Credit and Guarantee Agreement, dated as of February 28, 1997 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among ANACOMP, INC., an Indiana corporation (the "COMPANY"), the Foreign Subsidiary Borrowers parties thereto (together with the Company, the "BORROWERS"), LEHMAN COMMERCIAL PAPER INC., as Arranger and Syndication Agent, the Lenders and the Administrative Agent.


                                 W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

         WHEREAS, each Borrower is a member of an affiliated group of companies that includes each other Grantor;

         WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrowers to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

         WHEREAS, the Borrowers and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

         WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrowers under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders;

         NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

                              SECTION 1.  DEFINED TERMS

         1.1 DEFINITIONS. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, Instruments and Inventory.

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                                                                               2


         (b) The following terms shall have the following meanings:

         "AGREEMENT": this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         "BORROWER OBLIGATIONS": in respect of any Borrower, the collective reference to the unpaid principal of and interest on the Loans made to such Borrower, the Reimbursement Obligations of such Borrower and all other obligations and liabilities of such Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of such Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding, and including, with respect to the Company, its guarantee obligations pursuant to Section 12 of the Credit Agreement) to the Administrative Agent or any Lender (or, in the case of any Hedge Agreement referred to below, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit or any Hedge Agreement entered into by such Borrower with any Lender (or any Affiliate of any Lender) or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Borrower pursuant to the terms of any of the foregoing agreements).

         "COLLATERAL":  as defined in Section 3.

         "COLLATERAL ACCOUNT": any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.

         "COPYRIGHTS": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in SCHEDULE 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

         "COPYRIGHT LICENSES": any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in SCHEDULE 6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright, to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its right, title and interest in such Copyright License is not prohibited by such Copyright License without the consent of any other party thereto, would not give any other party to such Copyright License the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the

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                                                                              3


    foregoing shall not be deemed to obligate such Grantor to obtain such consents); PROVIDED, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any money or other amounts due or to become due under any such Copyright License.

         "GENERAL INTANGIBLES": all "general intangibles" as such term is defined in Section 9-106 of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, including, without limitation, with respect to any Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its right, title and interest in such contract, agreement, instrument or indenture is not prohibited by such contract, agreement, instrument or indenture without the consent of any other party thereto, would not give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents); PROVIDED, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any Receivable or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture.

         "GUARANTOR OBLIGATIONS": with respect to any Guarantor, the collective reference to (i) the Borrower Obligations of all Borrowers and
    (ii) all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

         "GUARANTORS": the collective reference to each Grantor other than the Company.

         "HEDGE AGREEMENTS": as to any Person, all interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

         "IMMATERIAL SUBSIDIARY":  the Subsidiaries of the Company listed on
    Schedule 7.

         "INTELLECTUAL PROPERTY": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the

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                                                                              4


    Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

         "INTERCOMPANY NOTE": any promissory note evidencing loans made by any Grantor to the Company or any of its Subsidiaries.

         "ISSUERS":  the collective reference to each issuer of a Pledged
    Security.

         "NEW YORK UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

         "OBLIGATIONS": (i) in the case of each Borrower, its Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

         "PATENTS": (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in SCHEDULE 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in SCHEDULE 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

         "PATENT LICENSE": all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in SCHEDULE 6, to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its right, title and interest in such Patent License is not prohibited by such Patent License without the consent of any other party thereto, would not give any other party to such Patent License the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents); PROVIDED, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any money or other amounts due or to become due under any such Patent License.

         "PLEDGED NOTES": all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

         "PLEDGED SECURITIES": the collective reference to the Pledged Notes and the Pledged Stock.

         "PLEDGED STOCK": the shares of Capital Stock listed on SCHEDULE 2, together with any other shares, stock certificates, options or rights of any nature whatsoever pledged pursuant to subsection 9.9 of the Credit Agreement.

         "PROCEEDS": all "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

         "RECEIVABLE": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

         "SECURITIES ACT":  the Securities Act of 1933, as amended.

         "TRADEMARKS": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in SCHEDULE 6, and (ii) the right to obtain all renewals thereof.

         "TRADEMARK LICENSE": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in SCHEDULE 6, to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its right, title and interest in such Trademark License is not prohibited by such Trademark License without the consent of any other party thereto, would not give any other party to such Trademark License the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents); PROVIDED, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any money or other amounts due or to become due under any such Trademark License.

         "VEHICLES": all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state.

         1.2 OTHER DEFINITIONAL PROVISIONS. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

         (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

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                                                                              6


                                SECTION 2.  GUARANTEE

         2.1 GUARANTEE. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations of all Borrowers.

         (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

         (c) Each Guarantor agrees that the Borrower Obligations of one or more Borrowers may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

         (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrowers may be free from any Borrower Obligations.

         (e) No payment made by any Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from any Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of any of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of such Borrower Obligations or any payment received or collected from such Guarantor in respect of such Borrower Obligations), remain liable for the Borrower Obligations of all Borrowers up to the maximum liability of such Guarantor hereunder until all Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

         2.2 RIGHT OF CONTRIBUTION. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

         2.3 NO SUBROGATION. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against any Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrowers on account of the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

         2.4 AMENDMENTS, ETC. WITH RESPECT TO THE BORROWER OBLIGATIONS. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

         2.5 GUARANTEE ABSOLUTE AND UNCONDITIONAL. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrowers and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Borrower or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from any Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         2.6 REINSTATEMENT. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         2.7 PAYMENTS. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in the currency in which such payment is due pursuant to the Credit Agreement at the relevant payment office specified in the Credit Agreement.


                        SECTION 3.  GRANT OF SECURITY INTEREST

         Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "COLLATERAL"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations,:

         (a) all Accounts;

         (b) all Chattel Paper;

         (c) all Documents;

         (d) all Equipment;

         (e) all General Intangibles;

         (f) all Instruments;

         (g) all Intellectual Property;

         (h) all Inventory;

         (i) all Pledged Securities;

         (j) all Vehicles;

         (k) all books and records pertaining to the Collateral; and

         (l) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.


                      SECTION 4.  REPRESENTATIONS AND WARRANTIES

         To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:

         4.1 REPRESENTATIONS IN CREDIT AGREEMENT. In the case of each Guarantor, the representations and warranties set forth in Section 8 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Administrative Agent and each Lender shall be entitled to rely on each of them as if they were fully set forth herein, PROVIDED that each reference in each such representation and warranty to the Company knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor's knowledge.

         4.2 TITLE; NO OTHER LIENS. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others except Liens permitted to exist pursuant to the Credit Agreement. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Lenders, pursuant to this Agreement or as are permitted by the Credit Agreement.

         4.3 PERFECTED FIRST PRIORITY LIENS. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on SCHEDULE 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Lenders, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for (i) unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law and (ii) Liens described on SCHEDULE 8 and except to the extent that filings outside the United States might be required to perfect such security interest in non-U.S. intellectual property.

         4.4 CHIEF EXECUTIVE OFFICE. On the date hereof, such Grantor's jurisdiction of organization and the location of such Grantor's chief executive office or sole place of business are specified on SCHEDULE 4.

         4.5 INVENTORY AND EQUIPMENT. On the date hereof, the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on
SCHEDULE 5.

         4.6 FARM PRODUCTS. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

         4.7 PLEDGED SECURITIES. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor, except that the shares of Pledged Stock of any Issuer which is a Foreign Subsidiary constitute no more than 65% of all the issued and outstanding Capital Stock of such Issuer.

         (b) All the shares of the Pledged Stock have been duly and validly issued and, to the extent the same are shares of Capital Stock of a corporation, are fully paid and nonassessable.

         (c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

         4.8 RECEIVABLES. (a) No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

         (b) Receivables in respect of which a Governmental Authority is the obligor do not constitute more than 8%, in face amount, of all Receivables.

         (c) The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate.

         4.9 INTELLECTUAL PROPERTY. (a) SCHEDULE 6 lists all Intellectual Property owned by such Grantor in its own name on the date hereof.

         (b) On the date hereof, to the best of such Grantor's knowledge, all material Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other Person.

         (c) Except as set forth in SCHEDULE 6, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

         (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

         (e) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Intellectual Property or such Grantor's ownership interest therein, or (ii) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.


                                SECTION 5.  COVENANTS

         Each Grantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

         5.1 COVENANTS IN CREDIT AGREEMENT. In the case of each Guarantor, such Guarantor shall comply with and perform each covenant set forth in the Credit Agreement applicable thereto as if such Guarantor were a party to the Credit Agreement.

         5.2 DELIVERY OF INSTRUMENTS AND CHATTEL PAPER. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

         5.3 MAINTENANCE OF INSURANCE. (a) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory, Equipment and Vehicles against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Administrative Agent and (ii) insuring such Grantor, the Administrative Agent and the Lenders against liability for personal injury and property damage relating to such Inventory, Equipment and Vehicles, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Administrative Agent and the Lenders. By its acceptance of this Agreement the Administrative Agent and each Lender acknowledges its satisfaction with the insurance policies of the Grantors in existence on the Closing Date.

         (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof, (ii) name the Administrative Agent as insured party or loss payee, (iii) if reasonably requested by the Administrative Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Administrative Agent.

         (c) The Borrower shall deliver to the Administrative Agent and the Lenders a report of a reputable insurance broker with respect to such insurance during the month of February in each calendar year and such supplemental reports with respect thereto as the Administrative Agent may from time to time reasonably request.

         5.4 PAYMENT OF OBLIGATIONS. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

         5.5 MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER DOCUMENTATION.
(a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in
Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever.

         (b) Such Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

         (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

         5.6 CHANGES IN LOCATIONS, NAME, ETC. Such Grantor will not, except upon 15 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of (a) all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to SCHEDULE 5 showing any additional location at which Inventory or Equipment shall be kept:

         (i) permit any of the Inventory or Equipment to be kept at a location other than those listed on SCHEDULE 5;

         (ii) change the location of its chief executive office or sole place of business from that referred to in Section 4.4; or

         (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become misleading.

         5.7 NOTICES. Such Grantor will advise the Administrative Agent and the Lenders promptly, in reasonable detail, of:

         (a)any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

         (b)of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

         5.8 PLEDGED SECURITIES. (a) If such Grantor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations, PROVIDED that the foregoing shall not require any Grantor to so deliver any such Capital Stock of any Issuer which is a Foreign Subsidiary if, as a result thereof, the Capital Stock of such Foreign Subsidiary pledged hereunder would exceed 65% of all Capital Stock of such Foreign Subsidiary. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the

Pledged Securities shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

         (b) Without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer,
(ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Pledged Securities or Proceeds thereof.

         (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) with respect to the Pledged Securities issued by it and (iii) the terms of Section 6.3(c) shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it pursuant to Section 6.3(c) with respect to the Pledged Securities issued by it.

         5.9 RECEIVABLES. (a) Other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

         (b) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

         5.10 INTELLECTUAL PROPERTY. (a) Such Grantor (either itself or through licensees) will (i) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with any appropriate notice of registration and all other notices and legends required by applicable Requirements of Law,
(iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

         (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

         (c) Such Grantor (either itself or through licensees) (i) will employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of such Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of such Copyrights may fall into the public domain.

         (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

         (e) Such Grantor will notify the Administrative Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

         (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any State of the United States, such Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's and the Lenders' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

         (g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any State of the United States, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

         (h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

                           SECTION 6.  REMEDIAL PROVISIONS

         6.1 CERTAIN MATTERS RELATING TO RECEIVABLES. (a) The Administrative Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. At any time and from time to time (but not more frequently than once per fiscal quarter), upon the Administrative Agent's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

         (b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor's Receivables, subject to the Administrative Agent's direction and control, and the Administrative Agent may curtail or terminate said authority at any time and only at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

         (c) At the Administrative Agent's request, at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

         6.2 COMMUNICATIONS WITH OBLIGORS; GRANTORS REMAIN LIABLE. (a) The Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Receivables.

         (b) Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Administrative Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Administrative Agent.

         (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating thereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         6.3 PLEDGED STOCK. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Securities; PROVIDED, HOWEVER, that no vote shall be cast or corporate right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

         (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in such order as the Credit Agreement shall prescribe, and (ii) any or all of the Pledged Securities shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         (c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to comply with any instruction received by it from the Administrative Agent in writing that (i) states that an Event of Default has occurred and is continuing and (ii) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying.

         6.4 PROCEEDS TO BE TURNED OVER TO ADMINISTRATIVE AGENT. In addition to the rights of the Administrative Agent and the Lenders specified in Section
6.1 with respect to payments of

Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

         6.5 APPLICATION OF PROCEEDS. At such intervals as may be agreed upon by the Company and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Credit Agreement prescribes, and any part of such funds which the Credit Agreement does not require to be applied in payment of the Obligations and which Administrative Agent deems not required as collateral security for the Obligations shall be paid over from time to time by the Administrative Agent to the Company or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the Company or to whomsoever may be lawfully entitled to receive the same.

         6.6 CODE AND OTHER REMEDIES. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Credit Agreement shall prescribe, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 Business Days before such sale or other disposition.

         6.7 PRIVATE SALES. (a)  Each Grantor recognizes that the
Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

         (b) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

         6.8 WAIVER; DEFICIENCY. Each Grantor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the New York UCC. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.


                         SECTION 7.  THE ADMINISTRATIVE AGENT

         7.1 ADMINISTRATIVE AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT, ETC. (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

         (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise reasonably deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

         (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's and the Lenders' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

         (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

         (iv) execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

         (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;(2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;(3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral;(4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral;(5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral;(6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate;(7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such

    Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

    Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

         (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

         (c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Revolving Credit Loans that are ABR Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

         (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

         7.2 DUTY OF ADMINISTRATIVE AGENT. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

         7.3 EXECUTION OF FINANCING STATEMENTS. Pursuant to Section 9-402 of the New York UCC and any other applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

         7.4 AUTHORITY OF ADMINISTRATIVE AGENT. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.


                              SECTION 8.  MISCELLANEOUS

         8.1 AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Grantor and the Administrative Agent, PROVIDED that any provision of this Agreement imposing obligations on any Grantor may be waived by the Administrative Agent in a written instrument executed by the Administrative Agent of the Credit Agreement.

         8.2 NOTICES. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in subsection 14.2 of the Credit Agreement; PROVIDED that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on SCHEDULE 1.

         8.3 NO WAIVER BY COURSE OF CONDUCT; CUMULATIVE REMEDIES. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         8.4 ENFORCEMENT EXPENSES; INDEMNIFICATION. (a) Each Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel to each Lender and of counsel to the Administrative Agent.

         (b) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

         (c) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to subsection 15.5 of the Credit Agreement.

         (d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

         8.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; PROVIDED that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

         8.6 SET-OFF. Each Grantor hereby irrevocably authorizes the Administrative Agent and each Lender at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of such Grantor to the Administrative Agent or such Lender hereunder and claims of every nature and description of the Administrative Agent or such Lender against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify such Grantor promptly of any such set-off and the application made by the Administrative Agent or such Lender of the proceeds thereof, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

         8.7 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         8.8 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         8.9 SECTION HEADINGS. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         8.10 INTEGRATION. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

         8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         8.12 SUBMISSION TO JURISDICTION; WAIVERS. Each Grantor hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

         (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any consequential damages.

         8.13 ACKNOWLEDGEMENTS.  Each Grantor hereby acknowledges that:

         (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

         (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

         (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

         8.14 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         8.15 ADDITIONAL GRANTORS. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to subsection 10.9 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

         8.16 JUDGMENT. (a) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency in the city in which it normally conducts its foreign exchange operation for the first currency on the Business Day preceding the day on which final judgment is given.

         (b) The obligation of each Grantor in respect of any sum due from it to the Administrative Agent or any Lender hereunder shall, notwithstanding any judgment in a currency (the "JUDGMENT CURRENCY") other than that in which such sum is denominated in accordance with the applicable provisions of the Loan Documents (the "AGREEMENT CURRENCY"), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency; if the amount of Agreement Currency so purchased is less than the sum originally due to such Lender in the Agreement Currency, such Grantor agrees notwithstanding any such judgment to indemnify such Lender against such loss, and if the amount of the Agreement Currency so purchased exceeds the sum originally due to the Administrative Agent or any Lender the Administrative Agent or, such Lender agrees to remit to such Borrower such excess.

         8.17 RELEASES. (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

         (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Company, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; PROVIDED that the Company shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Company stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

         IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.



                                       ANACOMP, INC.



                                       By:  /s/ Gary Bilsland
                                          -------------------------
                                          Title: Assistant Treasurer



                                       THE FIRST NATIONAL BANK OF CHICAGO, as
                                       Administrative Agent



                                       By: /s/ Larry Cooper
                                          -------------------------
                                          Title: First Vice President

State of New York  )
                   )SS.
County of New York )


                On the 28th day of February, 1997, before me personally came GARY BILSLAND to me known, who, being by me duly sworn, did depose and say s/he resides at _______________________________________; that s/he is ASST. TREASURER of Anacomp, Inc., the corporation described in and which executed the foregoing instrument; that by order of the Board of Directors of said corporation s/he signed his/her name.


                               /S/ Sarah L. Morris
                             -------------------------
                             Notary Public
                                  (NOTARY STAMP)

                                                                SCHEDULE 1

                         NOTICE ADDRESSES OF GUARANTORS

    None.

                                                                SCHEDULE 2

                       DESCRIPTION OF PLEDGED SECURITIES

Pledged Stock:

                                                                   CLASS OF      STOCK CERTIFICATE      NO. OF
ISSUER                                                               STOCK              NO.             SHARES
---------------------------------------------------------------  -------------  -------------------  ------------
Anacomp Holdings Limited.......................................      Ordinary         9, 13, 15              427
Anacomp S.A....................................................           N/A               N/A          227,652
Xidex GmbH.....................................................        Common               N/A        3,592,160
Florida AAC Corporation........................................        Common                 1            1,000

Pledged Notes:

ISSUER                                                          PAYEE        PRINCIPAL AMOUNT
---------------------------------------------------------  ----------------  ----------------
Michael J. Morse (promissory note).......................  Anacomp, Inc.      $   112,448.98
Com-Lease (promissory notes and security agreements).....  Anacomp, Inc.      $ 1,899,562.00

                                                                SCHEDULE 3

                           FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS


                        UNIFORM COMMERCIAL CODE FILINGS
                        -------------------------------
Arizona Secretary of State
Maricopa County, Arizona
Pima County, Arizona
California Secretary of State
Alameda County, California
Los Angeles County, California
Orange County, California
San Diego County, California
San Francisco County, California
Santa Clara County, California
Yolo County, California
Colorado Secretary of State
Denver County, Colorado
Connecticut Secretary of State
Town of Stratford, Connecticut
Town of East Hartford, Connecticut
Delaware Secretary of State
Kent County, Delaware
Florida Secretary of State
Dade County, Florida

Duval County, Florida
Glades County, Florida
Hillsborough County, Florida
Orange County, Florida
Fulton County, Georgia
Georgia Secretary of State
Illinois Secretary of State
Cook County, Illinois
Indiana Secretary of State
Eckhart County, Indiana
Hamilton County, Indiana
Marion County, Indiana
Iowa Secretary of State
Polk County, Iowa
Kansas Secretary of State
Wyandotte County, Kansas
Kentucky Secretary of State
Fayette County, Kentucky
Jefferson County, Kentucky
Maryland Department of Assessments and Taxation
Montgomery County, Maryland
Massachusetts Secretary of the Commonwealth
Town of Marlborough, Massachusetts
Town of Medford, Massachusetts
Town of Pepperell, Massachusetts

Town of South Hadley, Massachusetts
Michigan Secretary of State
Ingham County, Michigan
Oakland County, Michigan
Wayne County, Michigan
Minnesota Secretary of State
Hennepin County, Minnesota
Missouri Secretary of State
City of St. Louis, Missouri
Mississippi Secretary of State
Lee County, Mississippi
Nebraska Secretary of State
Douglas County, Nebraska
Nevada Secretary of State
Clark County, Nevada
New Jersey Secretary of State
Camden County, New Jersey Register of Deeds & Mortgages
Essex County, New Jersey County Clerk
Hudson County, New Jersey
Hunterdon County, New Jersey County Clerk
Middlesex County, New Jersey County Clerk
Morris County, New Jersey County Clerk

New Mexico Secretary of State
Bernalillo County, New Mexico
New York Secretary of State
Monroe County, New York
Nassau County, New York
New York County, New York
North Carolina Secretary of State
Guilford County, North Carolina
Wake County, North Carolina
Union County, North Carolina
Ohio Secretary of State
Cuyahoga County, Ohio
Erie County, Ohio
Franklin County, Ohio
Hamilton County, Ohio
Oregon Secretary of State
Washington County, Oregon
Pennsylvania Secretary of the Commonwealth
Allegheny County, Pennsylvania, Prothonotary
Delaware County, Pennsylvania
South Carolina Secretary of State
Richland County, South Carolina
Tennessee Secretary of State
Macon County, Tennessee

Texas Secretary of State
Dallas County, Texas
Farrors County, Texas
Harris County, Texas
Hunt County, Texas
Young County, Texas
Utah Secretary of State
Salt Lake County, Utah
Virginia Office of State Corporation Commission
Port William County, Virginia
Washington Department of Licensing
King County, Washington
Wisconsin Secretary of State
Waukesha County, Wisconsin


                      PATENT AND TRADEMARK FILINGS

                     U.S. Patent & Trademark Office

                  ACTIONS WITH RESPECT TO PLEDGED STOCK

Anacomp Holdings Limited (U.K.)

    THE PLEDGE IN FAVOR OF THE BANK OF NEW YORK MUST BE RELEASED. To create an equitable charge over the pledged shares in favor of the Administrative Agent for the ratable benefit of the Lenders, the share certificates along with a stock transfer form must be delivered to the Administrative Agent.

Anacomp S.A. (France)

    THE BANK OF NEW YORK MUST EXECUTE A STATEMENT OF RELEASE OF PLEDGE. After the Guarantee and Collateral Agreement is signed, an officer of Anacomp Inc. must execute a Statement of Pledge. Upon receipt of the duly executed Statement of Release of Pledge and the Statement of Pledge, Anacomp S.A. must issue a Pledge Statement and record the new pledge in the official register of transfer of shares as well as in the individual shareholders' accounts. The board of directors of Anacomp S.A. must pass resolutions authorizing the pledge and authorizing persons to execute the documents necessary to effect the transaction.

Xidex GmbH (Germany)

    The pledge in favor of The Bank of New York must be released; thus, The Bank of New York must execute a Release. To perfect a pledge of stock of a German limited liability company, a German pledge agreement (a notarial deed) must be executed in Germany before a German notary. This notarial deed can be signed by German attorneys who have been granted powers of attorney to sign on behalf of Anacomp Inc. and the Administrative Agent.

                                OTHER ACTIONS

    None.

                                                                SCHEDULE 4

                    LOCATION OF JURISDICTION OF ORGANIZATION
                           AND CHIEF EXECUTIVE OFFICE

                                                 JURISDICTION OF
GRANTOR                                           ORGANIZATION             LOCATION OF CHIEF EXECUTIVE OFFICE
------------------------------------------  -------------------------  ------------------------------------------
Anacomp, Inc.                                                          11550 North Meridian Street P.O. Box 40888
                                                      Indiana          Indianapolis, IN 46240

                                                                SCHEDULE 5

                      LOCATION OF INVENTORY AND EQUIPMENT

         STREET ADDRESS
          OF PROPERTY               COUNTY
--------------------------------  -----------
1121 West Grant Road              Pima
Suite 407
Tucson, AZ 85705

11075 Knott Avenue                Orange
Suites A, B & C
Cypress, CA 90630

1290 B Street                     Alameda
Suite 201
Hayward, CA 94541

12365 Crosthwaite Circle          San Diego
Poway, CA 92064

1150 Folsom Street                San Francisco
San Francisco, CA 94103-3997

1235 Midas Way                    Santa Clara
Sunnyvale, CA 94086

1282 Reamwood                     Santa Clara
Sunnyvale, CA 94088

1242 Kifer Road                   Santa Clara
Sunnyvale, CA 94086

21111 Oxnard Street               Los Angeles
Woodland Hills, CA 91367

7808 Cherry Creek So Drive        Denver
Suite 205
Denver, CO 80231

100 Prestige Park Road            Hartford
East Hartford, CT 06108-1988

300 Long Beach Blvd.              Fairfield
Stratford, CT 06497

2709 Art Museum Drive, #4         Duval
Jacksonville, FL 32207

14505 Commerce Way                Dade
Suite 800
Miami Lakes, FL 33016

7121 Grand National Drive         Orange
Suites 106, 107, 108
Orlando, FL 32819-8384

4920 West Cypress Street          Hillsborough
Suite 108
Tampa, FL 33607-3802

2115 Monroe Drive NE              Fulton
Atlanta, GA 30324-4832

715 Algonquin Road                Cook
Suite 101
Arlington Heights, IL 60005-4418

717 West Algonquin Road           Cook
Arlington Heights, IL 60005

640 N. LaSalle Street             Cook
Chicago, IL 60610

11550 North Meridian St.          Hamilton
5th & 6th Floor
Carmel, IN 46032

6281 Hillsdale Court              Marion
Building #3
Indianapolis, IN 46250

6821 Hillsdale Court              Marion
Building 3--Suite B
Indianapolis, IN 46250

1318 Adams Street                 Wyandotte
Kansas City, KS 66103

1051-H Newton Pike                 Fayette
Lexington, KY 40511

The Fincastle Building             Jefferson
303 West Broadway
Louisville, KY 40202-2105

12120-A Plum Orchard Dr.           Montgomery
Silver Spring, MD 20904

5 Mount Royal Avenue               Middlesex
Marlborough, MA 01752

200 Boston Avenue                  Middlesex
Medford, MA 02155

27 Maple Street                    Middlesex
Pepperell, MA 01463

So Hadley Industrial Park          Hampshire
17 Industrial Drive
South Hadley, MA 01075

23399 Commerce Drive               Oakland
Suite B-8
Farmington Hills, MI 48335

2520 Pilot Knob Road               Hennepin
Suite 300
Minneapolis, MN 55120

602 2nd Avenue                     Hennepin
Suite B-93D, B-95, B-90
Minneapolis, MN 55402

1815 Belt Way Drive                Ind. City
St. Louis, MO 63114-5815

55 Eagle Rock Avenue               Morris
E Hanover, NJ 07936

105 Newfield Avenue                Middlesex
Raritan Center
Edison, NJ 08837

300 Cooper Center                  Camden
7905 Browning Rd.,
#300 Pennsauken, NJ 08109-4204

2415 Princeton Drive               Bernalillo
NE Suite B & I
Albuquerque, NM 87107-1701

4335 Industrial Road               Clark
#440
Las Vegas, NV 89103

85 Denton Avenue                   Nassau
New Hyde Park, NY 11040

57 Chambers Street                 New York
New York, NY 10007-1015

222 Broadway                       New York
24th Floor
New York, NY 10038

3495 Winton Place                  Monroe
Bldg. E Ste. 5
Rochester, NY 14609

7815 National Service Rd., 606     Guilford
Greensboro, NC 27409

6118 St. Giles Street              Wake
Suite D
Raleigh, NC 27612-2604

1100 Resource Drive                Cuyahoga
Brooklyn Heights, OH 44131-0000

1155 Western Avenue                Hamilton
Cincinnati, OH 45203-1174

1150 Dublin Road                   Franklin
Suite A
Columbus, OH 43215

12060 S.W. Garden Place            Washington
Tigard, OR 97223-0000

2020 Ardmore Blvd.                 Allegheny
Suite 325
Pittsburgh, PA 15221-4637

1715 Fourth Street                 Young
Graham, TX 76450

1715A Fourth Street                Young
Graham, TX 76450

2214 Paddock Way Drive             Dallas
Suite 200
Grand Prairie, TX 75050-0000

6767 Portwest Drive                Harris
Suite 190
Houston, TX 77024

1288 West 2240 South               Salt Lake
Suite A
Salt Lake City, UT 84119

2414 S.W. Andover St.              King
Suite 100
Seattle, WA 98106

                                                                    SCHEDULE 6

                      COPYRIGHTS AND COPYRIGHTS LICENSES

                                  COPYRIGHTS

    Anacomp does not own any federally-registered copyrights, nor is it a licensee under any federally registered copyrights, except to the extent that IBM and/or Xerox have licensed to Anacomp such companies' copyrights in the software products that are licensed to Anacomp or described above under "Trademark Licenses."

    Anacomp does, on a routine basis, affix a copyright notice on all of its operating and diagnostic software products; operating, user and maintenance manuals; form agreements and contracts; advertising, sales and promotional literature and materials; and other creative works.


                             COPYRIGHT LICENSES

                            See "Copyrights" above.

                                                             SCHEDULE 6 CONT'D


                          PATENTS AND PATENT LICENSES

             ANACOMP, INC. ISSUED PATENTS AND PENDING APPLICATIONS


PATENT NO.                                            TITLE                                              ISSUED
----------  ------------------------------------------------------------------------------------------  ---------

 4,079,296  Variable Speed AC Motor Control -Expires 03/14/95                                            03/14/78

 4,084,212  Corona Charging Unit for Microfiche Reader/Printer--Expires 04/11/95                         04/11/78

 4,105,312  Carriage Mechanism for Microfiche Beam Cathode Ray Tube--Expires 08/15/95                    08/08/78

 4,107,582  Character Selector for a Shaped Beam Cathode Ray Tube--Expires 08/15/95                      08/15/78

 4,111,537  Optical Structure for Microfiche Reader--Expires 09/05/95                                    09/05/78

 4,122,234  Article Employing A Heat Hardenable Liquid Film Forming Composition with Articles
            Dispersed Therein and Method for Making Same--Expires 10/24/95                               10/24/78

 4,123,699  Vertically Scanning Microfilm Reader and Reader Printer--Expires 10/31/95                    10/31/78

 4,130,352  Portable Microfiche Reader With Foldup Lens and Mirror Assembly -Expires 12/19/96            12/19/78

 4,141,640  Method and Apparatus for Developing Microfilm--Expires 02/27/96                              02/27/79

 4,148,582  Programmable Microfiche Duplicator and Sorter Apparatus--Expires 02/27/96                    04/10/79

 4,152,156  Duplication-Proof Photographic Film - Expires 05/01/96                                       05/01/79




PATENT NO.                                            TITLE                                              ISSUED
----------  ------------------------------------------------------------------------------------------  ---------

 4,156,978  Microfiche Carrier--Expires 06/05/96                                                         06/05/79

 4,157,870  Exposure Station--Expires 06/12/96                                                           06/12/79

 4,165,160  Lamp Assembly and Power Module for Fanless Microfiche Reader--Expires 08/21/96               08/21/79

 4,167,310  Lamp Assembly and Power Module for Fanless Microfiche Reader--Expires 09/11/96               09/11/79

 4,169,675  Microfiche Duplicator--Expires 10/02/96                                                      10/02/79

 4,217,039  Microfiche Viewer with Rotatable Base--Expires 08/12/97                                      08/12/80

 4,242,819  Microfiche Carrier Assembly -Expires 01/06/98                                                01/06/81

 4,247,184  Magnetic Indexing System for Microfilm Reader--Expires 01/27/98                              01/27/81

 4,257,180  Microfiche Viewer--Expires 03/24/98                                                          03/24/81

 4,268,135  Image Focusing Apparatus--Expires 05/19/98                                                   05/19/81

 4,283,136  Microfiche Reader-Printer Having Multi-Format Capabilities--Expires 08/11/98                 08/11/81

 4,287,564  Method of Correcting for Misalignment of Microfiche Frames -Expires 09/01/98                 09/01/81

 4,289,396  Microfiche Reader Printer with Interchangeable Carriages--Expires 09/15/98                   09/15/81

 4,290,734  Rigid Disc Handling Device and Method--Expires 09/22/98                                      09/22/81

 4,306,007  Process of Making and Using Fade-Resistant Diazo Microfilm--Expires 12/15/98                 12/15/81

 4,320,943  Carriage Support Arrangement for a Microfiche Reader--Expires 03/23/99                       03/23/82

 4,334,742  Microfiche Reader Assembly and Method--Expires 06/15/99                                      06/15/82



PATENT NO.                                            TITLE                                              ISSUED
----------  ------------------------------------------------------------------------------------------  ---------

 4,334,743  Optical Arrangement for Use in Microfiche Reader and Method -Expires 06/15/99                06/15/82

 4,337,994  Linear Beam Scanning Apparatus Especially Suitable for Recording Data on Light Sensitive
            Film -Expires 07/06/99                                                                       07/06/82

 4,339,181  Lens Arrangement for Microfiche Reader Assembly and Method -Expires 07/13/99                 07/13/82

 4,351,592  Collapsible Microfiche Reader Assembly Especially Suitable for Use in a Desk
            Drawer--Expires 07/13/99                                                                     07/13/82

 4,354,603  Rigid Magnetic Disc Stacker -Expires 10/19/99                                                10/19/82

 4,367,518  Lens System for Microfiche Duplicator--Expires 01/04/00                                      01/04/83

 4,370,689  Flexible Magnetic Recording Medium With Improved Reinforcement Means - Expires 01/25/00      01/25/83

 4,385,587  Apparatus for Processing a Flexible Magnetic Recording--Expires 05/31/00                     05/31/83

 4,508,808  Method of Using Diazotype Photographic Materials (11 yr. Maint. Fee due 10/02/96)            04/02/85

 4,555,437  Transparent Ink Jet Recording Media (Tanck Patent) (11 yr. Maint. Fee due 02/26/97)          11/26/85

 4,630,427  Prescored Jacket Assembly Apparatus and Method (11 yr. Maint. Fee due 06/23/98)              12/23/86

 4,652,961  Micro-Floppy Diskette with Inner Containment System (11 yr. Maint. Fee due 11/24/98)         03/24/87

 4,710,691  Process & Apparatus for Characterizing & Controlling a Synchronous Motor in Microstepper
            Mode (Maintenance Fee Due 06/01/95)                                                          12/01/87

 4,783,685  Reader Printer (Maintenance Fee Due 05/08/96)                                                11/08/88

                                       4


PATENT NO.                                            TITLE                                              ISSUED
----------  ------------------------------------------------------------------------------------------  ---------

 4,975,714  Focusing Mechanism for Linescan Imaging (Maintenance Fee Due 06/04/98)                       12/04/90

 5,095,320  Focusing Mechanism for Linescan Imaging (Maintenance Fee Due 09/10/95)                       03/10/92

 5,113,219  Pneumatic Pressure Pad for Cyclical Even Application of Pressure Forces, Particularly for
            Contact Duplication of Microfiche (Maintenance Fee Due 11/12/95)                             05/12/92

 5,140,374  Reader Printer (Maintenance Fee Due 02/18/96)                                                08/18/92

 5,148,208  Disposable Container for Dispensing of Photographic Developing Liquids (Maintenance Fee
            Due 03/15/97)                                                                                09/15/92

 5,153,625  Film Canister to Facilitate Diameter Sensing (Maintenance Fee Due 04/06/96)                  10/06/92

 5,274,323  Reloadable Canister with Replaceable Film Spool (Foreign Filed)(Maintenance Fee Due
            03/21/97)                                                                                    09/21/93

 5,304,462  Composition for and Method of Cleaning Continuous, Nonreplenished Film Developers and
            Replenished Film Developers (Maintenance Fee Due 10/19/97)                                   04/19/94

 5,389,992  Reloadable Canister with Replaceable Film Spool (Continuation)(Maintenance Fee Due
            08/14/98)                                                                                    02/14/95


           PATENTS REGISTERED IN THE NAME OF GRAHAM MAGNETICS, INC.,
                        ACQUIRED BY ANACOMP IN MAY 1994
                      AND SUBSEQUENTLY MERGED INTO ANACOMP


TITLE                                            S.N.      ISSUED     PAT. NO.
---------------------------------------------  ---------  ---------  ---------
U.S.                                             126,396   01/26/82  4,312,896

U.S. CIP                                         892,984   12/02/80  4,237,506

Cleaning of Self-loaded Tape Cartridges          948,704   07/22/80  4,213,223
(Strap)

U.S. Div.                                        125,622   02/22/81  4,290,821

Novel Calendar Apparatus                         908,644   01/06/81  4,242,954

U.S. Div.                                        186,517   01/26/82  4,312,898

Improved High Temp Mag. Tape                     887,545   02/19/80  4,189,514

Streamline Divisional Appln. Of 070              084,339   05/12/81  4,267,206

Error Testing of Recording Media such as         970,666   03/10/81  4,255,807
Magnetic Tape

Error Locator                                    486,191   12/23/86  4,631,479

Baffled System                                   513,770   01/22/85  4,494,878

Bimodal Multi-Track Magnetic Head                171,842   12/18/90  4,979,051

Recording System Having Head Transducers with    171,755   12/04/90  4,975,791
  Controlled Skew

                                       6


TITLE                                            S.N.      ISSUED     PAT. NO.
---------------------------------------------  ---------  ---------  ---------

Process for Making Coatings with Improved                            Awaiting
Winding Characteristics                                              information

Means to Stabilize Operation Characteristics                         Awaiting
of Belt-Driven Cartridge over Wide                                   information
Temperature Range

Means to Reduce Fluctuations in Tape Speed                           Awaiting
and Tension in Belt-Driven Cartridge                                 information

Means to Reduce Tension Changes in                                   Awaiting
Belt-Driven Cartridge                                                information

Roll Cleaning Utilizing Laser Abatement                              Patent search
                                                                     completed

                   ANACOMP, INC. PENDING PATENT APPLICATIONS

TITLE                                                     PATENT OR SERIAL NO.
--------------------------------------------------------  --------------------
Reloadable Canister with Replaceable Film Spool           5,247,323

Foreign Filed: Canada                                     2052717

Japan                                                     51701191

EPO Designating Austria; France, Germany, Italy, U.K.,    91982329
Netherlands, Switzerland

Reloadable Canister with Replaceable Film Spool           5,389,992

Reloadable Canister with Replaceable Film Spool (Filed    08/387,020
02/10/95 Continuation Application-Abandoned)
(Refiled 08/07/96-Continuation Application)               08/693,951

Digitized Image Reader (Filed 04/02/93)                   5,477,343
Continuation-in-part Application                          (Patent No. 671833)

Foreign Filed: Australia                                  4132393

Canada                                                    2098693

EPO Designating: Austria; Belgium; Denmark; France;       931097232
Germany; Greece; Italy; Netherlands; Portugal; Spain;
Sweden; Switzerland/ Liechtenstein; United Kingdom

Japan                                                     14661693

Daylight Loadable Film Reel With Overly Wide Leader       Not Yet Assigned

Reloadable Film Canister (Acquired from COM Products)     08/589,831

                                       8

TITLE                                                     PATENT OR SERIAL NO.
--------------------------------------------------------  --------------------

Foreign Filed:

Argentina                                                 337754

Canada                                                    2182447

Chile                                                     138396

European Patent Office                                    961127313

Finland                                                   963095

Indonesia                                                 962246

Malaysia                                                  9603172

PCT                                                       US96/12926

Venezuela                                                 138796

South Africa                                              966558


    The following U.S. Patents also have the indicated foreign counterparts:

                                                                                                 FOREIGN PATENT
COUNTRY                                                             TITLE                              NO.
----------------------------------------------  ----------------------------------------------  -----------------
Canada                                          MICROFICHE READER/PRINTER U.S. No.: 3,899,248          1037104

Canada                                          MICROFICHE READER/PRINTER U.S. No.: 3,898,004          1050098

Canada                                          SELECTOR INTERLOCK FOR MICROFICHE CARTRIDGE
                                                U.S. No.: 4,054,378                                    1063947

Canada                                          OPTICAL STRUCTURE FOR MICROFICHE READER U.S.
                                                No. 4,111,537                                          1095298

Canada                                          VERTICALLY SCANNING MICROFILM AND READER/
                                                PRINTER--No. U.S. Patent                               1072380

Canada                                          PORTABLE MICROFICHE READER WITH FOLDUP LENS
                                                AND MIRROR ASSEMBLY - U.S. No.: 4,130,352              1097960

Canada                                          MICROFICHE DUPLICATOR WITH COLLIMATED BAFFLED          1099136
                                                LIGHT LENS SYSTEM FOR MICROPHONE DUPLICATOR            1102162
                                                U.S. No.: 4,141,640                                    1127893

Canada                                          MICROFICHE CARRIER ASSEMBLY -U.S. No.:
                                                4,242,819                                              1103493

Canada                                          FADE RESISTANT DIAZO MICROFILM                         Pending

Canada                                          IMAGING FOCUSING APPARATUS U.S. No.: 4,268,135         1128343

Canada                                          MICROFICHE READER PRINTER WITH INTERCHANGEABLE
                                                CARRIAGES U.S. No.: 4,289,396                          1140376

                                PATENT LICENSES

    Tape Cartridge License Agreement (the "DEC License Agreement") dated effective as of February 1, 1989, between Digital Equipment Corporation ("DEC") and Anacomp pursuant to which Anacomp is licensed to use DEC patents and know-how to manufacture TK50/52 data tape cartridges. (DEC has since assigned the DEC License Agreement to Quantum Corporation.) LICENSE IN.

    Patent License Agreement dated effective as of January 1, 1997, between International Business Machines Corporation ("IBM") and Anacomp pursuant to which Anacomp is licensed to use IBM patents to manufacture 3480, 3490E and 3590 data tape cartridges. LICENSES IN.

                       TRADEMARKS AND TRADEMARK LICENSES

                 GRAHAM MAGNETICS, INC. TRADEMARK REGISTRATIONS

MARK                                                    COUNTY                       NO.
--------------------------------------  --------------------------------------  --------------
AH SO DISKA...........................  USA                                     1,264,110

Black/White des.......................  USA                                     1,342,091

COBALOY...............................  Japan                                   2,182,731

COBALOY...............................  USA                                     1,090,159

COBALOY...............................  USA                                     1,165,332

DETECTOR..............................  USA                                     1,229,015

EPOCH.................................  Japan                                   2,338,676

EPOCH.................................  Japan                                   499,217

EPOCH.................................  Mexico                                  325,269

EPOCH 480.............................  Benelux                                 377,174

EPOCH 480.............................  Canada                                  270,056

EPOCH 480.............................  France                                  1,688,489

EPOCH 480.............................  Germany (E)                             DD 652 416

EPOCH 480.............................  Japan                                   1,759,074

EPOCH 480.............................  Switzerland                             314,124

EPOCH 480.............................  United Kingdom                          1,157,948

EPOCH 480.............................  USA                                     1,146,073

EPOCH MTC.............................  USA                                     1,421,767

GMI...................................  Benelux                                 378,001

GMI...................................  Canada                                  271,063

GMI...................................  France                                  1,688,485

GMI...................................  France                                  1,688,488

GMI...................................  Japan                                   2,663,809

GMI...................................  Mexico                                  398,086

GMI...................................  Norway                                  112,415

MARK                                                    COUNTY                       NO.
--------------------------------------  --------------------------------------  --------------
GMI...................................  Switzerland                             314,234

GMI...................................  United Kingdom                          B1,157,950

GMI...................................  USA                                     1,253,478

GMI...................................  USA                                     1,354,687

GRAHAM MAGNETICS......................  Benelux                                 377,175

GRAHAM MAGNETICS......................  Canada                                  268,751

GRAHAM MAGNETICS......................  France                                  1,688,487

GRAHAM MAGNETICS......................  Germany (E)                             DD 652 418

GRAHAM MAGNETICS......................  Germany (W)                             1,034,449

GRAHAM MAGNETICS......................  Japan                                   1,709,644

GRAHAM MAGNETICS......................  Mexico                                  319,912

GRAHAM MAGNETICS......................  Norway                                  142,778

GRAHAM MAGNETICS......................  Switzerland                             314,125

GRAHAM MAGNETICS......................  United Kingdom                          B1,160,167

GRAHAM MAGNETICS......................  USA                                     1,441,854

GRAHAM MAGNETICSE. 480................  Germany (W)                             1,059,014

GRAHAM MAGNETICS INS..................  Germany (W)                             1,059,015

GRAHAM MAGNETICS INS..................  Switzerland                             323,441

GRAHAM MAGNETICS PRO..................  Switzerland                             325,014

MARK                                                    COUNTY                       NO.
--------------------------------------  --------------------------------------  --------------
GRAHAM MAGNETICS
  SUMMITT.............................  Switzerland                             323,471

INSPECTOR.............................  Benelux                                 375,691

INSPECTOR.............................  Canada                                  282,442

INSPECTOR.............................  France                                  1,688,486

INSPECTOR.............................  Norway                                  112,132

INSPECTOR.............................  United Kingdom                          1,157,949

INSPECTOR.............................  USA                                     1,142,321

PERMA-DISC............................  USA                                     1,077,314

PROTECTOR.............................  Benelux                                 382,809

PROTECTOR.............................  Canada                                  293,107

PROTECTOR.............................  France                                  1,203,030

PROTECTOR.............................  Germany (W)                             1,050,582

PROTECTOR.............................  United Kingdom                          B1,174,061

SUMMITT...............................  Australia                               A382,461

SUMMITT...............................  Benelux                                 385,331

SUMMITT...............................  Canada                                  298,710

SUMMITT...............................  France                                  1,215,526

SUMMITT...............................  Germany (E)                             DD 652 417

SUMMITT...............................  Germany (W)                             1,080,929

SUMMITT...............................  Mexico                                  319,913

SUMMITT...............................  United Kingdom                          1,183,430

ULTIMAG...............................  USA                                     1,306,847

                      ANACOMP, INC. TRADEMARK APPLICATIONS

  SERVICE      FILING
   NUMBER       DATE                                               MARK
------------  ---------  ----------------------------------------------------------------------------------------
   751046357   01/22/96  ALVA & Design (Inventive Approaches To Informations Delivery)

                                       14

                                TRADEMARK LICENSES

    Trademark License Agreement dated September 25, 1995, between Anacomp, Inc. and Hanny International, Inc. ("Hanny") pursuant to which Anacomp licensed to Hanny and certain of its affiliates the right to use Anacomp's "Precision," "Xidex," "Dysan" and "XM2" trademarks on a perpetual basis. LICENSE OUT.

    AFP/COM Base Agreement dated June 9, 1994, as amended, between Anacomp, Inc. and International Business Machines Inc. ("IBM") pursuant to which Anacomp is granted a limited license to IBM's AFCCU software and COM Unique Software, LICENSE IN.

    XCF Program-Contract AI0001 dated as of October 7, 1992, between Anacomp, Inc. and Xerox Corporation ("Xerox") pursuant to which Anacomp is granted limited trademark and software licenses to certain Xerox software and trademarks. LICENSE IN.

    The DEC License Agreement described above under "Patent Licenses" pursuant to which Anacomp is licensed by Quantum to use the "TK 50" and TK 52" trademarks. LICENSE IN.

                           PENDING TRADEMARK LICENSES

    Anacomp, Inc. currently has pending with IBM a trademark license agreement pursuant to which Anacomp is granted a limited, royalty-free license to use certain IBM trademarks in connection with marketing certain Anacomp products. LICENSE IN.

                                                                     Schedule 6


                                                                                                                  February 11, 1997
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY19602334-4        ANACOMP, INC.         ALVA                           ARGENTINA                  REG:
MF  KP 0000                                                                                         APP:  2063767
CLT                                                                      PRIOR                           JAN 03, 1997
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY19602335-5        ANACOMP, INC.         ALVA                           ARGENTINA                  REG:
MF  KP 0000                                                                                         APP:  2063768
CLT                                                                      PRIOR                           JAN 03, 1997
DRT                                       SERVICE MARK                   REG:
B - BASED ON                              CLASS(ES): 00035,              CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY17602181-2        ANACOMP, INC.         DATAGRAPHIX                    ARGENTINA                REG:   1229033       MAR 30, 1997
MF  LZ 1797  R                                                                                    APP:
CLT                                                                      PRIOR                      MAR 30, 1987
DRT                                                                      REG:  872145
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF

O - BASIS FOR                                                            RENEWAL DISPATCHED                            1996
L - IF LIC.
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003636-5        ANACOMP, INC.         DYSAN                          ARGENTINA                REG:  1560030        APR 28, 2005
MF  LX 0638 R                                                                                     APP:
CLT                                                                      PRIOR                      APR 28, 1995
DRT                                                                      REG:  1094786
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003758-0        ANACOMP, INC.         STORAGEMASTER                  ARGENTINA                REG:   1229469       APR 03, 1997
MF   KZ 0302                                                                                      APP:
CLT                                                                      PRIOR                      APR 03, 1987
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF

O - BASIS FOR                                                            RENEWAL DISPATCHED                            1990
L - IF LIC.                                                                                                            1996
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY18903089-4        ANACOMP, INC.         ANACOMP                        AUSTRALIA                REG:   A526361       JAN 03, 1997
MF   LT 8810                                                                                      APP:
CLT                                                                      PRIOR                      JAN 03, 1990
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR    A

L - IF LIC.

                                                                         CR RECEIVED                                   1997

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18903090-6        ANACOMP, INC.         ANACOMP                        AUSTRALIA                REG: A526363         JAN 03, 1997
MF   LT 8482                                                                                      APP:
CLT                                                                      PRIOR                      JAN 03, 1990
DRT                                       SERVICE MARK                   REG:
B - BASED ON                              CLASS(ES): 00037,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF

O - BASIS FOR    A                                                       CR RECEIVED

L - IF LIC.                                                                                                            1997
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY15904506-6        ANACOMP, INC.         CHARACTRON                     AUSTRALIA                REG:   A156424       OCT 13, 2008
MF   LV 3684 R                                                                                    APP:
CLT                                                                      PRIOR                      OCT 13, 1994
DRT                                                                      REG:   A156424
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY17002416-7        ANACOMP, INC.         DATAGRAPHIX                    AUSTRALIA                REG:   B275934       FEB 05, 2009
MF   LV 8101 R                                                                                    APP:
CLT                                                                      PRIOR                      FEB 05, 1995
DRT                                                                      REG:   B275934
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.          IF DIFF
O - BASIS FOR  A

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19000766-5        ANACOMP, INC.         DATAGRAPHIX                    AUSTRALIA                REG:   A533390       APR 30, 1997
MF   LU 4578                                                                                      APP:
CLT                                                                      PRIOR                      APR 30, 1990
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  CR RECEIVED

A - ASSOC.          IF DIFF
O - BASIS FOR  A

L - IF LIC.                                                                                                            1997
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -2-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY19000779-9        ANACOMP, INC.         DATAGRAPHIX                    AUSTRALIA                REG:  A564931        OCT 08, 1998
MF   LU 9149                                                                                      APP:
CLT                                                                      PRIOR                      OCT 08, 1991
DRT                                       SERVICE MARK                   REG:
B - BASED ON                              CLASS(ES): 00037,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR  A

L - IF LIC.  L

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19000780-1        ANACOMP, INC.         DATAGRAPHIX                    AUSTRALIA                REG:   A564932       OCT 08, 1998
MF   LU 9150                                                                                      APP:
CLT                                                                      PRIOR                      OCT 08, 1991
DRT                                       SERVICE MARK                   REG:
B - BASED ON                              CLASS(ES): 00042,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR  A

L - IF LIC.  L

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19002650-9        ANACOMP, INC.         DATAGRAPHIX XFP 2000           AUSTRALIA                REG:   A548089       DEC 24, 1997
MF   LU 5992 R                                                                                    APP:
CLT                                                                      PRIOR                      DEC 24, 1990
DRT                                       CLASS(ES): 00009,              REG:
B - BASED ON                              GOODS CODE:  SPECIFIC GOODS    CLT: ANACOMP, INC.-IN

H - HAS DEP.        OWNER                                                STAT:                                         1996
A - ASSOC.  A       IF DIFF                                              RENEWAL INSTRUCTED
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003617-4        ANACOMP, INC.         DYSAN & LOGO                   AUSTRALIA                REG:   A402990       JAN 31, 2005
MF   LT 4034 R                                                                                    APP:
CLT                                                                      PRIOR                      JAN 31, 1991
DRT                                                                      REG:   A402990
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003619-6        ANACOMP, INC.         STORAGEMASTER                  AUSTRALIA                REG:   A405935       MAR 28, 2005
MF   KQ 0500 R                                                                                    APP:
CLT                                                                      PRIOR                      MAR 28, 1991
DRT                                                                      REG:   A405935
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -3-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY29000218-8        ANACOMP, INC.         XIDEX                          AUSTRALIA                REG:   A432121       AUG 22, 2006
MF   LV 3079 R                                                                                    APP:
CLT                                                                      PRIOR                      AUG 22, 1992
DRT                                                                      REG:   A432121
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT: RECORDAL CHAIN OF
A - ASSOC.          IF DIFF                                              TITLE PENDING
O - BASIS FOR

L - IF LIC.                                                                                                            1992
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003612-9        ANACOMP, INC.         XIDEX                          AUSTRALIA                REG:   A432122       AUG 22, 2006
MF   LV 3370 R                                                                                    APP:
CLT                                                                      PRIOR                      AUG 22, 1992
DRT                                                                      REG:   A432122
B - BASED ON                              CLASS(ES): 00042,              CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.          IF DIFF
O - BASIS FOR   A

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19200097-4        ANACOMP, INC.         DATAGRAPHIX XFP 2000           AUSTRIA                  REG:   142109        MAY 21, 2002
MF   LU 0495                                                                                      APP:
CLT                                                                      PRIOR                      MAY 21, 1992
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009, 00001,       CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003623-1        DYSAN CORPORATION     DYSAN                          AUSTRIA                  REG:   107594APP:    DEC 31, 2004
MF   LV 9167                                                                                        DEC 31, 1994
CLT                                                                      PRIOR
DRT                                                                      REG: 107594
B - BASED ON                              CLASS(ES): 00009, 00035,       CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 00042,                         STAT:
A - ASSOC.          IF DIFF  ANACOMP, IN  GOODS CODE:  SPECIFIC GOODS
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003622-0        XIDEX CORPORATION (C  STORAGEMASTER                  AUSTRIA                  REG:   114878        DEC 31, 1996
MF   MD 8735                                                                                      APP:
CLT                                                                      PRIOR                      DEC 30, 1986
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  CR RECEIVED

A - ASSOC.          IF DIFF  ANACOMP, IN
O - BASIS FOR

L - IF LIC.                                                                                                            1997
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -4-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY18800387-1        ANACOMP, INC.         ANACOMP                        BENELUX                  REG:   447883        MAR 22, 1998
MF   K0 6765                                                                                      APP:
CLT                                                                      PRIOR                      MAR 22, 1988
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00001, 00009,       CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 00016, 00035, +02              STAT:
A - ASSOC.          IF DIFF               GOODS CODE:  SPECIFIC GOODS
O - BASIS FOR
L - IF LIC.   L

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY17106692-B        ANACOMP, INC.         CHARACTRON                     BENELUX                  REG:   106657        DEC 31, 1999
MF   LS 4440  R                                                                                   APP:
CLT                                                                      PRIOR                      DEC 31, 1989
DRT                                                                      REG:   106657
B - BASED ON                              CLASS(ES):  00009,             CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY17106693-9        ANACOMP, INC.         CHARACTRON                     BENELUX                  REG:   110260        DEC 31, 1996
MF   KM 9717 R                                                                                    APP:
CLT                                                                      PRIOR                      DEC 31, 1986
DRT                                                                      REG:   110260
B - BASED ON                              CLASS(ES):  00009,             CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF

O - BASIS FOR                                                            RENEWAL FILED

L - IF LIC.                                                                                                            1997
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY17106691-7        ANACOMP, INC.         DATAGRAPHIX                    BENELUX                  REG: 110471          DEC 31, 2000
MF   K0 6763 R                                                                                    APP:
CLT                                                                      PRIOR                      DEC 31, 1990
DRT                                                                      REG:   110471
B - BASED ON   B                          CLASS(ES):  00007, 00009,      CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 00016,                         STAT:
A - ASSOC.          IF DIFF               GOODS CODE:  SPECIFIC GOODS
O - BASIS FOR   L
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18800708-8        ANACOMP, INC.         DATAGRAPHIX                    BENELUX                  REG:  444394         APR 27, 1998
MF   K0 6764                                                                                      APP:
CLT                                       SERVICE MARK                   PRIOR                      APR 27, 1988
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):  00035, 00036,      CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 00037, 00041, +01              STAT:
A - ASSOC.          IF DIFF               GOODS CODE:  SPECIFIC GOODS
O - BASIS FOR
L - IF LIC.  L

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -5-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY19002651-0        ANACOMP, INC.         DATAGRAPHIX XFP 2000           BENELUX                  REG:   491054        DEC 21, 2000
MF   LT 6218                                                                                      APP:
CLT                                                                      PRIOR                      DEC 21, 1990
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.  B     OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003616-3        ANACOMP, INC.         DYSAN & LOGO                   BENELUX                  REG:   376702        NOV 17, 2001
MF   LU 0671 R                                                                                    APP:
CLT                                                                      PRIOR                      NOV 17, 1991
DRT                                                                      REG:  376702
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.  B     OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003653-4        ANACOMP, INC.         STORAGEMASTER                  BENELUX                  REG:   404679        NOV 26, 2004
MF   LV 8341 R                                                                                    APP:
CLT                                                                      PRIOR                      NOV 26, 1994
DRT                                                                      REG:   404679
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19300960-4        ANACOMP, INC.         TOTAL MEMORY (STYLIZED)        BENELUX                  REG:   532432        JUN 04, 2003
MF    LZ 2110                                                                                     APP:
CLT                                                                      PRIOR                      JUN 04, 1993
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19002643-1        ANACOMP, INC.         XFP 2000                       BENELUX                  REG:   490844        DEC 21, 2000
MF    LT 6219                                                                                     APP:
CLT                                                                      PRIOR                      DEC 21, 1990
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -6-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------


NY11960176-7        ANACOMP, INC.         DATAGRAPHIX                    BOSNIA-HERZEGOV.         REG:    24831        AUG 15, 2000
MF    LT 2152 R                                                                                   APP:                 REVALIDATION
CLT                                                                      PRIOR                      Aug 15, 1990       APR 1, 1996
DRT                                                                      REG:   24831
B - BASED ON                              CLASS(ES):   00009, 00016,     CLT: ANACOMP, INC.-IN
H - HAS DEP.    B   OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  ACTION FILED
A - ASSOC.          IF DIFF                                                                                            1996
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19602336-6        ANACOMP, INC.         ALVA                           BRAZIL                   REG:
MF    KP 0000                                                                                     APP:    819783749
CLT                                                                      PRIOR                      JAN 09, 1997
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):                     CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 09.40,09.45,09.55,             STAT:
A - ASSOC.          IF DIFF               GOODS CODE:  SPECIFIC GOODS
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19602337-7        ANACOMP, INC.         ALVA                           BRAZIL                   REG:
MF    KP 0000                                                                                     APP:    819783757
CLT                                                                      PRIOR                      JAN 09, 1997
DRT                                       SERVICE MARK                   REG:
B - BASED ON                              CLASS(ES): 40.34,40.60,40.65,  CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18903091-7        ANACOMP, INC.         ANACOMP                        BRAZIL                   REG:                 JAN 28, 2002
MF    LU 4617                                                                                     APP:    815496478
CLT                                                                      PRIOR                      JAN 28, 1992
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   09.45,09.55,      CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18903092-8        ANACOMP, INC.         ANACOMP                        BRAZIL                   REG: 815496486       MAR 17, 2002
MF    LU 4616                                                                                     APP:
CLT                                                                      PRIOR                      MAR 17, 1992
DRT                                       SERVICE MARK                   REG:
B - BASED ON                              CLASS(ES):   37.44,37.45,      CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -7-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY17602182-3        ANACOMP, INC.         DATAGRAPHIX                    BRAZIL                   REG:                 APR 10, 1998
MF    LR 9239 R                                                                                   APP: 006663532
CLT                                                                      PRIOR                      APR 10, 1988
DRT                                                                      REG:  1232/0666353
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19002652-1        ANACOMP, INC.         DATAGRAPHIX XFP 2000           BRAZIL                   REG: 816029229       MAY 26, 2002
MF    LU 8254                                                                                     APP:
CLT                                                                      PRIOR                      MAY 26, 1992
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):                     CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 09.40,09.55,09.80,             STAT:
A - ASSOC.          IF DIFF               GOODS CODE:  SPECIFIC GOODS
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003637-6        ANACOMP, INC.         DYSAN                          BRAZIL                   REG: 810895714       FEB 28, 2004
MF    LV 8778 R                                                                                   APP:
CLT                                                                      PRIOR                      FEB 28, 1994
DRT                                                                      REG:   810895714
B - BASED ON                              CLASS(ES):   09.40,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19002644-2        ANACOMP, INC.         XFP 2000                       BRAZIL                   REG: 816029210       MAY 26, 2002
MF    LU 8255                                                                                     APP:
CLT                                                                      PRIOR                      MAY 26, 1992
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):                     CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 09.40,09.55,09.80,             STAT:
A - ASSOC.          IF DIFF               GOODS CODE:  SPECIFIC GOODS
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19002574-4        ANACOMP, INC.         XIDEX PRECISION                BRAZIL                   REG: 816049890       DEC 05, 2005
MF    LW 8020                                                                                     APP:
CLT                                                                      PRIOR                      DEC 05, 1995
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   09.40,09.55,      CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -8-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------


NY19002575-5        ANACOMP, INC.         XIDEX STORAGEMASTER            BRAZIL                   REG: 816049904       DEC 05, 2005
MF    LW 8019                                                                                     APP:
CLT                                                                      PRIOR                      DEC 05, 1995
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   09.40,09.55,      CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29102832-3        ANACOMP, INC.         XIDEX STYLIZED                 BRAZIL                   REG:  810058995      MAR 01, 2003
MF    LV 2695 R                                                                                   APP:
CLT                                                                      PRIOR                      MAR 01, 1993
DRT                                                                      REG:    810058995
B - BASED ON                              CLASS(ES):   09.45,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29102833-4        ANACOMP, INC.         XIDEX STYLIZED                 BRAZIL                   REG:   811865002     JUL 15, 1996
MF    ME 1282 R                                                                                   APP:
CLT                                                                      PRIOR                      JUL 15, 1986
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.                                                              RENEWAL FILED                                 1996
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19602338-8        ANACOMP, INC.         ALVA                           CANADA                   REG:
MF    KP 0000                                                                                     APP: DISPATCHED

CLT                                                                      PRIOR
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):                     CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18800396-1        ANACOMP, INC.         ANACOMP                        CANADA                   REG:    368518       MAY 11, 2005
MF    LS 7297                                                                                     APP:
CLT                                                                      PRIOR                      MAY 11, 1990
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):                     CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.    L

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -9-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------


NY15906149-1        ANACOMP, INC.         CHARACTRON                     CANADA                   REG:    118160       MAY 20, 2005
MF    LS 4088 R                                                                                   APP:
CLT                                                                      PRIOR                      MAY 20, 1990
DRT                                                                      REG:    118160
B - BASED ON                              CLASS(ES):                     CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY17002426-8        ANACOMP, INC.         DATAGRAPHIX                    CANADA                   REG:    226525       MAR 10, 2008
MF    KZ 7606 R                                                                                   APP:
CLT                                                                      PRIOR                      MAY 10, 1993
DRT                                                                      REG:     226525
B - BASED ON                              CLASS(ES):                     CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.    L

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19002653-2        ANACOMP, INC.         DATAGRAPHIX XFP 2000           CANADA                   REG:    395289       MAR 06, 2007
MF    LT 9387                                                                                     APP:
CLT                                                                      PRIOR                      MAR 06, 1992
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):                     CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.    A

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003655-6        DYSAN CORPORATION     DYSAN & LOGO                   CANADA                   REG:    310413       JAN 10, 2001
MF    MD 8768                                                                                     APP:
CLT                                                                      PRIOR                      JAN 10, 1986
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):                     CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF  ANACOMP, IN
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19200636-3        ANACOMP, INC.         PRECISION STYLIZED             CANADA                   REG:    447294       SEP 08, 2010
MF    LW 2881                                                                                     APP:
CLT                                                                      PRIOR                      SEP 08, 1995
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):                     CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.    L

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -10-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------


NY29003656-7        XIDEX CORPORATION (D  STORAGEMASTER                  CANADA                   REG:    302066       APR 19, 2000
MF   MD 8769 R                                                                                    APP:
CLT                                                                      PRIOR                      APR 19, 1985
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):                     CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF   ANACOMP, I
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19300961-5        ANACOMP, INC.         TOTAL MEMORY (STYLIZED)        CANADA                   REG:
MF KP 0000                                                                                        APP:  730247
CLT                                                                      PRIOR                      JUN 03, 1993
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):                     CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19200637-4        ANACOMP, INC.         XIDEX                          CANADA                   REG:    433154       SEP 09, 2009
MF    LV 7382                                                                                     APP:
CLT                                                                      PRIOR                      SEP 09, 1994
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):                     CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR   A

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19200638-5        ANACOMP, INC.         XIDEX STYLIZED                 CANADA                   REG:
MF    KP 0000                                                                                     APP:   DISPATCHED

CLT                                                                      PRIOR
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):                     CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY29202183-3

MF    KR 4136 R     ANACOMP, INC.         XIDEX STYLIZED                 CANADA                   REG:   245409        MAY 23, 2010
CLT                                                                                               APP:
DRT                                                                      PRIOR                    MAY 23, 1995
B - BASED ON                                                             REG:  245409
H - HAS DEP.                              CLASS(ES):                     CLT: ANACOMP, INC.-GA
A - ASSOC.          OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
O - BASIS FOR       IF DIFF
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -11-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY18301234-8        ANACOMP, INC.         AUTOCOM                        CHILE                    REG:    415801       NOV 04, 2003
MF    LZ 2291 R                                                                                   APP:
CLT                                                                      PRIOR                    NOV 04, 1993
DRT                                                                      REG:   276854
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18201256-1        ANACOMP, INC.         DATAGRAPHIX                    CHILE                    REG:    401755       FEB 10, 2003
MF  LV 0208 R                                                                                     APP:
CLT                                                                      PRIOR                    FEB 10, 1993
DRT                                                                      REG:   268702
B - BASED ON                              CLASS(ES):  00009,             CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003671-4        ANACOMP, INC.         DYSAN                          CHILE                    REG:   400812        JAN 22, 2003
MF    LV 2884                                                                                     APP:
CLT                                                                      PRIOR                    JAN 22, 1993
DRT                                                                      REG:   266332
B - BASED ON                              CLASS(ES):  00007, 00009       CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT: RECORDAL CHAIN OF

A - ASSOC.          IF DIFF                                              TITLE PENDING                                 1992
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY89400023-2        ANACOMP, INC.         DYSAN                          CHILE                    REG:   400813        JAN 22, 2003
MF    LV 2883                                                                                     APP:
CLT                                                                      PRIOR                    JAN 22, 1993
DRT                                       SERVICE MARK                   REG:   266332
B - BASED ON                              CLASS(ES): 00040, 00042,       CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT: RECORDAL CHAIN OF

A - ASSOC.          IF DIFF                                              TITLE PENDING                                 1992
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003672-5        ANACOMP, INC.         DYSAN CORPORATION & LOGO       CHILE                    REG:    400814       JAN 22, 2003
MF    LV 2886                                                                                     APP:
CLT                                                                      PRIOR                    JAN 22, 1993
DRT                                                                      REG:   266272
B - BASED ON                              CLASS(ES):  00007, 00009,      CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT: RECORDAL CHAIN OF

A - ASSOC.          IF DIFF                                              TITLE PENDING                                 1992
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -12-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY89400024-3        ANACOMP, INC.         DYSAN CORPORATION & LOGO       CHILE                    REG:    400815       JAN 22, 2003
MF    LV 2885                                                                                     APP:
CLT                                                                      PRIOR                    JAN 22, 1993
DRT                                       SERVICE MARK                   REG:   266272
B - BASED ON                              CLASS(ES): 00040, 00042,       CLT: ANACOMP, INC.-GA

H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  RECORDAL CHAIN O                       1992
A - ASSOC.          IF DIFF                                              TITLE PENDING
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003642-2        ANACOMP, INC.         DYSAN                          TAIWAN (R.O.C.)          REG:    206302       FEB 28, 2003
MF    LV 0163 R                                                                                   APP:
CLT                                                                      PRIOR                    MAR 01, 1993
DRT                                                                      REG:    206302
B - BASED ON                              CLASS(ES):   00080,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003678-1        ANACOMP, INC.         STORAGEMASTER                  TAIWAN (R.O.C.)          REG:    307576       NOV 30, 2005
MF    LX 0486 R                                                                                   APP:
CLT                                                                      PRIOR                    DEC 01, 1995
DRT                                                                      REG:    307576
B - BASED ON                              CLASS(ES):   00080,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY17901117-3        ANACOMP, INC.         CHARACTRON                     CHINA (PEOP. R.)         REG:    184913       JUL 04, 2003
MF    LV 9118 R                                                                                   APP:
CLT                                                                      PRIOR                    JUL 05, 1993
DRT                                                                      REG:    184913
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY17901116-2        ANACOMP, INC.         DATAGRAPHIX                    CHINA (PEOP. R.)         REG:    184914       JUL 04, 2003
MF    LV 9119 R                                                                                   APP:
CLT                                                                      PRIOR                    JUL 05, 1993
DRT                                                                      REG:    184914
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -13-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY19400801-9        ANACOMP, INC.         DYSAN                          CHINA (PEOP. R.)         REG:    838494       MAY 13, 2006
MF    LW 7268                                                                                     APP:
CLT                                                                      PRIOR                    MAY 14, 1996
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19400802-0        ANACOMP, INC.         DYSAN IN STYLIZED FORM         CHINA (PEOP. R.)         REG:    838492       MAY 13, 2006
MF    LW 8754                                                                                     APP:
CLT                                                                      PRIOR                    MAY 14, 1996
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19400803-1        ANACOMP, INC.         DYSAN IN STYLIZED FORM WITH    CHINA (PEOP. R.)         REG:    838493       MAY 13, 2006
MF    LW 8756                             CHINESE CHARACTERS                                      APP:
CLT                                                                      PRIOR                    MAY 14, 1996
DRT                                                                      REG:
B - BASED ON                                                             CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 CLASS(ES):   00009,            STAT:
A - ASSOC.          IF DIFF               GOODS CODE:  SPECIFIC GOODS
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19601982-2        ANACOMP, INC.         STORAGEMASTER                  CHINA (PEOP. R.)         REG: 960122609
MF    KP 0000                                                                                     APP:
CLT                                                                      PRIOR                    NOV 05, 1996
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003679-2        ANACOMP, INC.         STORAGEMASTER                  CHINA (PEOP. R.)         REG:    274199       JAN 09, 1997
MF    KR 1967 R                                                                                   APP:
CLT                                                                      PRIOR                    JAN 10, 1987
DRT                                                                      REG:

B - BASED ON                              CLASS(ES):   00016,            CLT: ANACOMP, INC.-GA                         1997
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  RENEWAL FILED
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -14-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY19602339-9        ANACOMP, INC.         ALVA                           COLOMBIA                 REG:
MF    KP 0000                                                                                     APP:    96067442
CLT                                                                      PRIOR                    DEC 24, 1996
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19602340-1        ANACOMP, INC.         ALVA                           COLOMBIA                 REG:
MF    KP 0000                                                                                     APP:    96067444
CLT                                                                      PRIOR                    DEC 24, 1996
DRT                                       SERVICE MARK                   REG:
B - BASED ON                              CLASS(ES):   00035,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003629-7        XIDEX CORPORATION (D  DYSAN                          COLOMBIA                 REG:    108942       MAY 29, 2000
MF    LW 1736 R                                                                                   APP:
CLT                                                                      PRIOR                    MAY 29, 1990
DRT                                       SERVICE MARK                   REG:    108942
B - BASED ON                              CLASS(ES):   00042,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF  ANACOMP, IN
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003630-9        XIDEX CORPORATION (D  DYSAN                          COLOMBIA                 REG:    108947       MAY 16, 2000
MF    LW 1738 R                                                                                   APP:
CLT                                                                      PRIOR                    MAY 16, 1990
DRT                                       SERVICE MARK                   REG:    108947
B - BASED ON                              CLASS(ES):   00040,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF  ANACOMP, IN
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003631-0        XIDEX CORPORATION (C  DYSAN                          COLOMBIA                 REG:   109031        MAY 29, 2000
MF    LV 7420 R                                                                                   APP:
CLT                                                                      PRIOR                    MAY 29, 1990
DRT                                                                      REG:    109031
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF  ANACOMP, IN
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -15-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY29003632-1        XIDEX CORPORATION (D  DYSAN                          COLOMBIA                 REG:   109002        MAY 29, 2000
MF    LW 1737 R                                                                                   APP:
CLT                                                                      PRIOR                    MAY 29, 1990
DRT                                                                      REG:    109002
B - BASED ON                              CLASS(ES):   00007,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:                    STAT:

A - ASSOC.          IF DIFF  ANACOMP, IN
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003625-3        XIDEX CORPORATION (C  DYSAN & LOGO                   COLOMBIA                 REG:   109030        JUN 13, 2000
MF    LW 9219 R                                                                                   APP:
CLT                                                                      PRIOR                    JUN 13, 1990
DRT                                       SERVICE MARK                   REG:    109030
B - BASED ON                              CLASS(ES):   00042,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF  ANACOMP, IN
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003626-4        XIDEX CORPORATION (C  DYSAN & LOGO                   COLOMBIA                 REG:   108973        JUN 13, 2000
MF    LV 3121                                                                                     APP:
CLT                                                                      PRIOR                    JUN 13, 1990
DRT                                       SERVICE MARK                   REG:    108973
B - BASED ON                              CLASS(ES):   00040,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF  ANACOMP, IN
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003627-5        XIDEX CORPORATION (D  DYSAN & LOGO                   COLOMBIA                 REG:   109525        JUN 13, 2000
MF    LW 1739 R                                                                                   APP:
CLT                                                                      PRIOR                    JUN 13, 1990
DRT                                                                      REG:    109525
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF  ANACOMP, IN
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003628-6        XIDEX CORPORATION (C  DYSAN & LOGO                   COLOMBIA                 REG: 109526          JUN 13, 1990
MF    MD 8741                                                                                     JUN 13, 1985
CLT                                                                      PRIOR
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00007,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:                    STAT:  INSUFFICIENT DAT                       1997
A - ASSOC.          IF DIFF  ANACOMP, IN                                 CR RECEIVED                                   1996
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -16-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY19602341-2        ANACOMP, INC.         ALVA                           COMMUNITY TM             REG:
MF    KP 0000                                                                                     APP:
CLT                                                                      PRIOR
DRT                                                                      REG:                                          1996
B - BASED ON        OWNER                 CLASS(ES):   00009, 00035,     CLT: ANACOMP, INC.-GA
H - HAS DEP.        IF DIFF               GOODS CODE:  SPECIFIC GOODS    STAT:  UNDISPATCHED
A - ASSOC.
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003683-7        ANACOMP, INC.         DYSAN                          COSTA RICA               REG:   61597/9676    DEC 15, 2002
MF   LW 0250 R                                                                                    APP:
CLT                                                                      PRIOR                    DEC 15, 1992
DRT                                                                      REG:   61597
B - BASED ON        OWNER                 CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        IF DIFF               GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY11192372-2        ANACOMP, INC.         DATAGRAPHIX                    CROATIA                  REG:   Z930816       AUG 15, 2000
MF    LW 9081 R                                                                                   APP:
CLT                                                                      PRIOR                    AUG 15, 1990
DRT                                                                      REG:
B - BASED ON     B                        CLASS(ES):   00009, 00016,     CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18903093-9        ANACOMP, INC.         ANACOMP                        DENMARK                  REG:   1864/1991     MAR 29, 2001
MF    LT 4778                                                                                     APP:
CLT                                                                      PRIOR                    MAR 29, 1991
DRT                                                                      REG:
B - BASED ON        OWNER                 CLASS(ES):   00009, 00037,     CLT: ANACOMP, INC.-IN
H - HAS DEP.        IF DIFF               GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19000169-2        ANACOMP, INC.         CHARACTRON                     DENMARK                  REG:   3969/1991     JUN 28, 2001
MF    LT 6066                                                                                     APP:
CLT                                                                      PRIOR                    JUN 28, 1991
DRT                                                                      REG:
B - BASED ON        OWNER                 CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        IF DIFF               GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -17-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY17602183-4        ANACOMP, INC.         DATAGRAPHIX                    DENMARK                  REG: 1187/1977       MAR 25, 1997
MF    KN 9599 R                                                                                   APP:
CLT                                                                      PRIOR                    MAR 25, 1987
DRT                                                                      REG:   1187/1977
B - BASED ON        OWNER                 CLASS(ES):   00009, 00016,     CLT: ANACOMP, INC.-IN

H - HAS DEP.        IF DIFF               GOODS CODE:  SPECIFIC GOODS    STAT:  RENEWAL FILED                          1997
A - ASSOC.
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19002654-3        ANACOMP, INC.         DATAGRAPHIX XFP 2000           DENMARK                  REG: VR 08.228/199   SEP 04, 2002
MF    LU 4169                                                                                     APP:
CLT                                                                      PRIOR                    SEP 04, 1992
DRT                                                                      REG:
B - BASED ON        OWNER                 CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        IF DIFF               GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003657-8        ANACOMP, INC.         DYSAN & LOGO                   DENMARK                  REG:   2392-82       JUL 09, 2002
MF    LZ 1276 R                                                                                   APP:
CLT                                                                      PRIOR                    JUL 09, 1992
DRT                                                                      REG:   2932-82
B - BASED ON        OWNER                 CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        IF DIFF               GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003658-9        ANACOMP, INC.         STORAGEMASTER                  DENMARK                  REG: 4008-1987       DEC 11, 1997
MF    KK 9772 R                                                                                   APP:
CLT                                                                      PRIOR                    DEC 11, 1987
DRT                                                                      REG:
B - BASED ON        OWNER                 CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        IF DIFF               GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
                                                                         EGYPT

NY29003687-1        ANACOMP, INC.         DYSAN & LOGO                                            REG:   66368         NOV 02, 1995
MF    MD 8800                                                            PRIOR                    APP:
CLT                                                                      REG:                     NOV 02, 1985
DRT                                                                      CLT: ANACOMP, INC.-GA
B - BASED ON        OWNER                 CLASS(ES):   00009,            STAT:RECORDAL CHAIN OF
H - HAS DEP.        IF DIFF               GOODS CODE:  SPECIFIC GOODS    TITLE PENDING                                 1996
A - ASSOC.                                                               RENEWAL FILED                                 1995
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -18-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY19102751-2        ANACOMP, INC.         ANACOMP                        FINLAND                  REG:   126390        MAY 21, 2003
MF    LU 6866                                                                                     APP:
CLT                                                                      PRIOR                    MAY 21, 1993
DRT                                                                      REG:
B - BASED ON        OWNER                 CLASS(ES):   00009, 00037,     CLT: ANACOMP, INC.-IN
H - HAS DEP.        IF DIFF               GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY17602184-5        ANACOMP, INC.         DATAGRAPHIX                    FINLAND                  REG:   73900         JUL 07, 2000
MF    LS 7357 R                                                                                   APP:
CLT                                                                      PRIOR                    JUL 07, 1990
DRT                                                                      REG:    73900
B - BASED ON        OWNER                 CLASS(ES):   00009, 00016,     CLT: ANACOMP, INC.-IN
H - HAS DEP.        IF DIFF               GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19200098-5        ANACOMP, INC.         DATAGRAPHIX XFP 2000           FINLAND                  REG:   127783        SEP 06, 2003
MF    LV 0253                                                                                     APP:
CLT                                                                      PRIOR                    SEP 06, 1993
DRT                                                                      REG:
B - BASED ON        OWNER                 CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        IF DIFF               GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003659-0        ANACOMP, INC.         DYSAN CORPORATION & LOGO       FINLAND                  REG:   95699         AUG 21, 1996
MF    MD 8772                                                                                     APP:
CLT                                                                      PRIOR                    AUG 21, 1986
DRT                                                                      REG:
B - BASED ON        OWNER                 CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA

H - HAS DEP.        IF DIFF               GOODS CODE:  SPECIFIC GOODS    STAT: RECORDAL CHAIN OF                       1996
A - ASSOC.                                                               TITLE PENDING                                 1996
O - BASIS FOR                                                            RENEWAL FILED
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18800388-2        ANACOMP, INC.         ANACOMP                        FRANCE                   REG:   1458143       MAR 29, 1998
MF    KZ 7048                                                                                     APP:
CLT                                                                      PRIOR                    MAR 30, 1988
DRT                                                                      REG:
B - BASED ON        OWNER                 CLASS(ES):   00001, 00009,     CLT: ANACOMP, INC.-IN
H - HAS DEP.        IF DIFF               00016, 00035, + 02,            STAT:
A - ASSOC.                                GOODS CODE:  SPECIFIC GOODS
O - BASIS FOR
L - IF LIC.     L

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -19-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY15904508-8        ANACOMP, INC.         CHARACTRON                     FRANCE                   REG:   1259504       FEB 02, 2004
MF    LV 3056 R                                                                                   APP:
CLT                                                                      PRIOR                    FEB 03, 1994
DRT                                                                      REG:   1259504
B - BASED ON        OWNER                 CLASS(ES):   00006, 00009,     CLT: ANACOMP, INC.-IN
H - HAS DEP.        IF DIFF               GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY17002418-9        ANACOMP, INC.         DATAGRAPHIX                    FRANCE                   REG:   1597844       JUN 18, 2000
MF    LT 2406 R                                                                                   APP:
CLT                                                                      PRIOR                    JUN 19, 1990
DRT                                                                      REG:    1144565
B - BASED ON        OWNER                 CLASS(ES):   00007, 00009,     CLT: ANACOMP, INC.-IN
H - HAS DEP.        IF DIFF               00016, 00042,                  STAT:
A - ASSOC.                                GOODS CODE:  SPECIFIC GOODS
O - BASIS FOR
L - IF LIC.     L

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18800709-9        ANACOMP, INC.         DATAGRAPHIX                    FRANCE                   REG:   1549848       MAY 10, 1998
MF    LS 9574                                                                                     APP:
CLT                                                                      PRIOR                    MAY 11, 1988
DRT                                       SERVICE MARK                   REG:
B - BASED ON        OWNER                 CLASS(ES):   00035, 00037,     CLT: ANACOMP, INC.-IN
H - HAS DEP.        IF DIFF               00041, 00042,                  STAT:
A - ASSOC.                                GOODS CODE:  SPECIFIC GOODS
O - BASIS FOR
L - IF LIC.     L

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19002655-4        ANACOMP, INC.         DATAGRAPHIX XFP 2000           FRANCE                   REG:   1637311       JAN 07, 2001
MF   LT 4532                                                                                      APP:
CLT                                                                      PRIOR                    JAN 08, 1991
DRT                                       CLASS(ES):   00009,            REG:
B - BASED ON        OWNER                 GOODS CODE:  SPECIFIC GOODS    CLT: ANACOMP, INC.-IN
H - HAS DEP.        IF DIFF                                              STAT:
A - ASSOC.
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29102878-3        ANACOMP, INC.         DYSAN & LOGO                   FRANCE                   REG:   1709577       SEP 22, 2001
MF  ME 1398 R                                                                                     APP:
CLT                                                                      PRIOR                    SEP 23, 1991
DRT                                                                      REG:    1182499
B - BASED ON        OWNER                 CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        IF DIFF               GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -20-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY29003459-8        ANACOMP, INC.         KALVAR DESIGN                  FRANCE                   REG:   1585819       APR 09, 2000
MF  KQ 0822 R                                                                                     APP:
CLT                                                                      PRIOR                    APR 10, 1990
DRT                                                                      REG:    1146679
B - BASED ON        OWNER                 CLASS(ES):   00001,00009,      CLT: ANACOMP, INC.-GA
H - HAS DEP.        IF DIFF               GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003688-2        ANACOMP, INC.         MICRON                         FRANCE                   REG:   1206331       JUN 10, 2002
MF  LV 0721 R                                                                                     APP:
CLT                                                                      PRIOR                    JUN 11, 1992
DRT                                                                      REG:    1206331
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003689-3        ANACOMP, INC.         PRECISION XIDEX                FRANCE                   REG:   1226225       FEB 01, 2003
MF  LU 7112 R                                                                                     APP:
CLT                                                                      PRIOR                    FEB 02, 1993
DRT                                                                      REG:    1226225
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF.
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003462-2        ANACOMP, INC.         STORAGEMASTER                  FRANCE                   REG:   1259845       FEB 06, 2004
MF  LV 6445 R                                                                                     APP:
CLT                                                                      PRIOR                    FEB 07, 1994
DRT                                                                      REG: 1259845
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF.
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19300962-6        ANACOMP, INC.         TOTAL MEMORY (STYLIZED)        FRANCE                   REG:   93473272      JUN 21, 2003
MF  LV 0254                                                                                       APP:
CLT                                                                      PRIOR                    JUN 22, 1993
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF.
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -21-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY19002645-3        ANACOMP, INC.         XFP 2000                       FRANCE                   REG:   1637314       JAN 07, 2001
MF  LT 4531                                                                                       APP:
CLT                                                                      PRIOR                    JAN 08, 1991
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF.
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18800389-3        ANACOMP, INC.         ANACOMP                        GERMANY                  REG:   1136631       MAR 24, 1998
MF  LR 8346                                                                                       APP:
CLT                                                                      PRIOR                    MAR 24, 1988
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):  00001, 00009,      CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 00016, 00035, + 02             STAT:
A - ASSOC.          IF DIFF.              GOODS CODE:  SPECIFIC GOODS
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY15904509-9        ANACOMP, INC.         CHARACTRON                     GERMANY                  REG:  762539         MAR 24, 2000
MF  LS 7011                                                                                       APP:
CLT                                                                      PRIOR                    MAR 24, 1990
DRT                                                                      REG:  762539
B - BASED ON                              CLASS(ES):  00009,             CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF.
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18800810-2        ANACOMP, INC.         DATAGRAPHIX                    GERMANY                  REG:   1157507       MAY 10, 1998
MF  LS 7331                                                                                       APP:
CLT                                                                      PRIOR                    MAY 10, 1988
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00007, 00009,     CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 00016, 00035, +04              STAT:
A - ASSOC.          IF DIFF.              GOODS CODE:  SPECIFIC GOODS
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19002656-5        ANACOMP, INC.         DATAGRAPHIX XFP 2000           GERMANY                  REG:   2009981       JAN 19, 2001
MF LT 9325                                                                                        APP:
CLT                                                                      PRIOR                    JAN 19,1991
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF.
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -22-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY29003668-0        ANACOMP, INC.         PRECISION XIDEX                GERMANY                  REG:   1123901       FEB 01, 2003
MF  LZ 1437                                                                                       APP:
CLT                                                                      PRIOR                    FEB 01, 1993
DRT                                                                      REG:    1123901
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT: RECORDAL CHAIN OF
A - ASSOC.          IF DIFF.                                             TITLE PENDING                                 1992
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19002248-2        ANACOMP, INC.         STORAGEMASTER                  GERMANY                  REG:                 SEP 28, 2000
MF  KP 0000                                                                                       APP:   DD W 65424
CLT                                                                      PRIOR                    SEP 28, 1990
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA

H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  RECORDAL CHAIN O                       1992
A - ASSOC.          IF DIFF.                                             TITLE PENDING                                 1996
O - BASIS FOR                                                            CR RECEIVED
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19300963-7        ANACOMP, INC.         TOTAL MEMORY (STYLIZED)        GERMANY                  REG:                 JUN 15, 2003
MF  KP 0000                                                                                       APP:   A 54798/9WZ
CLT                                                                      PRIOR                    JUN 15, 1993
DRT                                                                      REG:

B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA                         1996
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  CR RECEIVED
A - ASSOC.          IF DIFF.
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19002246-0        ANACOMP, INC.         DYSAN & LOGO                   EAST GERMANY             REG:   DD652.828     SEP 28, 2000
MF  LZ 2255                                                                                       APP:
CLT                                                                      PRIOR                    SEP 28, 1990
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA

H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  RECORDAL CHAIN O                       1992
A - ASSOC.          IF DIFF.                                             TITLE PENDING
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003669-1        ANACOMP, INC.         DYSAN & LOGO                   WEST GERMANY             REG:   1041949       JAN 08, 2002
MF  LU 2643 R                                                                                     APP:
CLT                                                                      PRIOR                    JAN 08, 1992
DRT                                                                      REG:    1041949
B - BASED ON                              CLASS(ES):   00009, 00016,     CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 00042,                         STAT:
A - ASSOC.          IF DIFF.              GOODS CODE:  SPECIFIC GOODS
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -23-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY18903094-0        ANACOMP, INC.         ANACOMP                        GREECE                   REG:   99190         MAY 23, 2000
MF  LV 5208                                                                                       APP:
CLT                                                                      PRIOR                    MAY 23, 1990
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF.
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19000170-4        ANACOMP, INC.         CHARACTRON                     GREECE                   REG:   100103        JUL 27, 2000
MF  LV 3697                                                                                       APP:
CLT                                                                      PRIOR                    JUL 27, 1990
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF.
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY17805168-2        ANACOMP, INC.         DATAGRAPHIX                    GREECE                   REG:   63487         MAY 02,1999
MF  LR 6710 R                                                                                     APP:
CLT                                                                      PRIOR                    MAY 02, 1989
DRT                                                                      REG:   63487
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF.
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19002657-6        ANACOMP, INC.         DATAGRAPHIX XFP 2000           GREECE                   REG:   102413        JAN 14, 2001
MF  LV 7965                                                                                       APP:
CLT                                                                      PRIOR                    JAN 14, 1991
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF.
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003692-7        ANACOMP, INC.         STORAGEMASTER                  GREECE                   REG:   78697         DEC 11, 2004
MF  LV 9860 R                                                                                     APP:
CLT                                                                      PRIOR                    DEC 11, 1994
DRT                                                                      REG:    78697
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF.
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -24-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY19002646-4        ANACOMP, INC.         XFP 2000                       GREECE                   REG:   102412        JAN 14, 2001
MF  LV 4302                                                                                       APP:
CLT                                                                      PRIOR                    JAN 14, 1991
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF.
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003693-8        ANACOMP, INC.         DYSAN                          GUATEMALA                REG:   45117         OCT 03, 2003
MF  LV 3710                                                                                       APP:
CLT                                                                      PRIOR                    OCT 04, 1993
DRT                                                                      REG:    45117
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:   RECORDAL CHAIN
A - ASSOC.          IF DIFF.                                             TITLE PENDING                                 1994
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003707-4        ANACOMP, INC.         DYSAN                          HONG KONG                REG:   1788/1983     MAY 17, 2003
MF  KQ 5712 R                                                                                     APP:
CLT                                                                      PRIOR                    MAY 17, 1989
DRT                                                                      REG:    1788/1983
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF.
O - BASIS FOR

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003708-5        ANACOMP, INC.         DYSAN                          HUNGARY                  REG:   125018        FEB 15, 1995
MF  MD 8868                                                                                       APP:
CLT                                                                      PRIOR                    FEB 15, 1985
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:   RECORDAL CHAIN
A - ASSOC.          IF DIFF.                                             TITLE PENDING                                 1995
O - BASIS FOR                                                            RENEWAL FILED                                 1995
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29000215-5        ANACOMP, INC.         DYSAN                          INDIA                    REG:   417635        FEB 14, 1998
MF  KZ 0288                                                                                       APP:
CLT                                                                      PRIOR                    FEB 14, 1991
DRT  AKB/SL                                                              REG:    417635
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA

H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT: ****                                    1996
A - ASSOC.          IF DIFF.                                             CR RETURNED FOR CORRECT
O - BASIS FOR                                                                                                          1996
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -25-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY18903095-1        ANACOMP, INC.         ANACOMP                        IRELAND                  REG:   136197        JAN 05, 1997
MF  LU 1709                                                                                       APP:
CLT                                                                      PRIOR                    JAN 05, 1990
DRT                                                                      REG:

B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN                         1996
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:   CR RECEIVED
A - ASSOC.          IF DIFF.
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18902561-8        ANACOMP, INC.         CHARACTRON                     IRELAND                  REG:   135908        OCT 31, 1996
MF  LU 3906                                                                                       APP:
CLT                                                                      PRIOR                    OCT 31, 1989
DRT                                                                      REG:

B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN                         1996
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  CR RECEIVED
A - ASSOC.          IF DIFF.
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18902562-9        ANACOMP, INC.         DATAGRAPHIX                    IRELAND                  REG:   8136792       OCT 31, 2006
MF  LX 0214                                                                                       APP:
CLT                                                                      PRIOR                    OCT 31, 1996
DRT                                                                      REG:   8136792
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF.
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19002658-7        ANACOMP, INC.         DATAGRAPHIX XFP 2000           IRELAND                  REG:   8143378       JAN 04, 1998
MF  LV 0266                                                                                       APP:
CLT                                                                      PRIOR                    JAN 04, 1991
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF.
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003709-6        XIDEX CORPORATION (C  DYSAN & LOGO                   IRELAND                  REG:   102852        NOV 16, 2002
MF  MD 8869                                                                                       APP:
CLT                                                                      PRIOR                    NOV 17, 1990
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF  ANACOMP, IN
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -26-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY17602185-6        ANACOMP, INC.         DATAGRAPHIX                    ISRAEL                   REG:   42865         SEP 06, 1997
MF  KM 9399 R                                                                                     APP:
CLT                                                                      PRIOR                    SEP 06, 1983
DRT                                                                      REG:    42865
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  RENEWAL INSTRUCT
A - ASSOC.          IF DIFF.                                                                                           1996
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18903096-2        ANACOMP, INC.         ANACOMP                        ITALY                    REG:   00588628      FEB 08, 2000
MF  LU 8201                                                                                       APP:
CLT                                                                      PRIOR                    FEB 08, 1990
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009, 00037      CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18301445-2        ANACOMP, INC.         ARIS                           ITALY                    REG:   458369        AUG 25, 2003
MF  KQ 2293 R                                                                                     APP:
CLT                                                                      PRIOR                    AUG 25, 1983
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY15904511-2        ANACOMP, INC.         CHARACTRON                     ITALY                    REG:   379213        OCT 17, 1999
MF  KQ 2291 R                                                                                     APP:
CLT                                                                      PRIOR                    OCT 17, 1979
DRT                                                                      REG:  153390
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY17002421-3        ANACOMP, INC.         DATAGRAPHIX                    ITALY                    REG:   00601057      AUG 19, 2000
MF  LV 2339 R                                                                                     APP:
CLT                                                                      PRIOR                    AUG 19, 1990
DRT                                                                      REG:    263333
B - BASED ON                              CLASS(ES):   00007, 00009,     CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 00016, 00035,                  STAT:
A - ASSOC.          IF DIFF               GOODS CODE:  SPECIFIC GOODS
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -27-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY19002659-8        ANACOMP, INC.         DATAGRAPHIX XFP 2000           ITALY                    REG:   611495        FEB 08, 2001
MF  LV 7010                                                                                       APP:
CLT                                                                      PRIOR                    FEB 08, 1991
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29102876-1        DYSAN CORPORATION     DYSAN & LOGO                   ITALY                    REG:   398238        DEC 16, 2001
MF  ME 1347                                                                                       APP:
CLT                                                                      PRIOR                    DEC 16, 1981
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF  ANACOMP, IN
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29000217-7        ANACOMP, INC.         STORAGEMASTER                  ITALY                    REG:   446637        NOV 30, 1994
MF  KQ 0781 R                                                                                     APP:
CLT                                                                      PRIOR                    NOV 30, 1984
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA

H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  RECORDAL CHAIN O                       1994
A - ASSOC.          IF DIFF                                              TITLE PENDING                                 1994
O - BASIS FOR                                                            RENEWAL FILED
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19300965-9        ANACOMP, INC.         TOTAL MEMORY (STYLIZED)        ITALY                    REG:                 JUN 25, 2003
MF  KP 0000                                                                                       APP: RM93C002097
CLT                                                                      PRIOR                    JUN 25, 1993
DRT                                                                      REG:

B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA                         1997
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  CR RECEIVED
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19002647-5        ANACOMP, INC.         XFP 2000                       ITALY                    REG:   611494        FEB 08, 2001
MF  LV 7009                                                                                       APP:
CLT                                                                      PRIOR                    FEB 08, 1991
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -28-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY18902658-5        ANACOMP, INC.         ANACOMP                        JAPAN                    REG:   2448502       AUG 31, 2002
MF  LU 4044                                                                                       APP:
CLT                                                                      PRIOR                    AUG 31, 1992
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00010,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19001170-5        ANACOMP, INC.         ANACOMP                        JAPAN                    REG:   2551192       JUN 30, 2003
MF  LU 7410                                                                                       APP:
CLT                                                                      PRIOR                    JUN 30, 1993
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00011,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY15906150-3        ANACOMP, INC.         CHARACTRON                     JAPAN                    REG:   650569        AUG 20, 2004
MF  LV 8836 R                                                                                     APP:
CLT                                                                      PRIOR                    AUG 20, 1994
DRT                                                                      REG:    650569
B - BASED ON                              CLASS(ES):   00069,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY17002422-4        ANACOMP, INC.         DATAGRAPHIX                    JAPAN                    REG:   994354        JAN 20, 2003
MF  LV 1805 R                                                                                     APP:
CLT                                                                      PRIOR                    JAN 20, 1993
DRT                                                                      REG:     994354
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY17005418-2        ANACOMP, INC.         DATAGRAPHIX                    JAPAN                    REG: 1380543         JUN 29, 1999
MF  LS 0344 R                                                                                     APP:
CLT                                                                      PRIOR                    JUN 29, 1989
DRT                                                                      REG:     1380543
B - BASED ON                              CLASS(ES):   00011,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  COUNTRY CL.       STAT:
A - ASSOC.      A   IF DIFF               HEADING
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -29-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY19002682-4        ANACOMP, INC.         DATAGRAPHIX XFP 2000           JAPAN                    REG:   2701421       DEC 22, 2004
MF  LV 8633                                                                                       APP:
CLT                                                                      PRIOR                    DEC 22, 1994
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00010,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.     A    IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19002683-5        ANACOMP, INC.         DATAGRAPHIX XFP 2000           JAPAN                    REG:   2661433       MAY 31, 2004
MF  LV 4330                                                                                       APP:
CLT                                                                      PRIOR                    MAY 31, 1994
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00011,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.     A    IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003711-9        ANACOMP, INC.         DYSAN & LOGO                   JAPAN                    REG:   1981811       SEP 21, 1997
MF  KK 8246 R                                                                                     APP:
CLT                                                                      PRIOR                    SEP 21, 1987
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00011,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29000223-4        ANACOMP, INC.         STORAGEMASTER AND KATAKANA     JAPAN                    REG:   2418631       MAY 29, 2002
MF  LU 2680 R                                                                                     APP:
CLT                                                                      PRIOR                    MAY 29, 1992
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00011,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19300966-0        ANACOMP, INC.         TOTAL MEMORY (STYLIZED)        JAPAN                    REG:   3172142       JUN 28, 2006
MF  LW 9245                                                                                       APP:
CLT                                                                      PRIOR                    JUN 28, 1996
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -30-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY19002663-3        ANACOMP, INC.         XFP 2000                       JAPAN                    REG:   2695426       SEP 30, 2004
MF  LV 7193                                                                                       APP:
CLT                                                                      PRIOR                    SEP 30, 1994
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00010,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19002664-4        ANACOMP, INC.         XFP 2000                       JAPAN                    REG:   2621631       FEB 28, 2004
MF  LV 3442                                                                                       APP:
CLT                                                                      PRIOR                    FEB 28, 1994
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00011,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19500635-5        ANACOMP, INC.         XIDEX                          JAPAN                    REG:
MF  KP 0000                                                                                       APP: 27452/95
CLT                                                                      PRIOR                    MAR 23, 1995
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00001,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19500636-6        ANACOMP, INC.         XIDEX                          JAPAN                    REG:
MF  KP 0000                                                                                       APP:  27453/95
CLT                                                                      PRIOR                    MAR 23, 1995
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003713-1        ANACOMP, INC.         XIDEX PRECISION                JAPAN                    REG:   2208021       JAN 30, 2000
MF  KK 8247 R                                                                                     APP:
CLT                                                                      PRIOR                    JAN 30, 1990
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00011,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.     A    IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -31-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY29003714-2        ANACOMP, INC.         XIDEX STYLIZED IN RED AND      JAPAN                    REG: 1755481         MAR 25, 1995
MF  KR 2492 R                             BLACK                                                   APP:
CLT                                                                      PRIOR                    MAR 25, 1985
DRT                                                                      REG:

B - BASED ON                                                             CLT: ANACOMP, INC.-GA                         1995
H - HAS DEP.        OWNER                 CLASS(ES):   00011,            STAT:  RENEWAL FILED
A - ASSOC.    A     IF DIFF               GOODS CODE:  SPECIFIC GOODS
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003715-3        ANACOMP, INC.         XIDEX STYLIZED IN RED AND      JAPAN                    REG: 1787827         JUL 29, 2005
MF  LW 6681 R                             BLACK                                                   APP:
CLT                                                                      PRIOR                    JUL 29, 1995
DRT                                                                      REG: 1787827
B - BASED ON                                                             CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 CLASS(ES):   00010,            STAT:
A - ASSOC.          IF DIFF               GOODS CODE:  SPECIFIC GOODS
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18601515-3        ANACOMP, INC.         DATAGRAPHIX                    KOREA (SOUTH)            REG:   147530        NOV 20, 1997
MF  LQ 7800                                                                                       APP:
CLT                                                                      PRIOR                    NOV 21, 1987
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00039,            CLT: ANACOMP, INC.-IN

H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  RECORDAL CHAIN O                       1987
A - ASSOC.          IF DIFF                                              TITLE PENDING                                 1996
O - BASIS FOR                                                            RENEWAL INSTRUCTED
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003644-4        ANACOMP, INC.         DYSAN CORPORATION & LOGO       KOREA (SOUTH)            REG:    120408       NOV 30, 1995
MF  MD 8757                                                                                       APP:
CLT                                                                      PRIOR                    NOV 30, 1985
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00039,            CLT: ANACOMP, INC.-GA

H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  RECORDAL CHAIN O                       1995
A - ASSOC.          IF DIFF                                              TITLE PENDING                                 1996
O - BASIS FOR                                                            RENEWAL FILED
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY17805170-5        ANACOMP, INC.         DATAGRAPHIX                    KUWAIT                   REG:   10878         JAN 03, 2000
MF  LV 4505 R                                                                                     APP:
CLT                                                                      PRIOR                    JAN 04, 1990
DRT                                                                      REG:   10878
B - BASED ON     B                        CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -32-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY11193450-0        ANACOMP, INC.         DATAGRAPHIX                    MACEDONIA (FYRM)         REG:   24831         AUG 15, 2000
MF  LT 2152 R                                                                                     APP:
CLT                                                                      PRIOR                    AUG 15, 1990         REVALIDATION
DRT                                                                      REG:    24831                                 JUN 30, 1993
B - BASED ON     B                        CLASS(ES):   00009, 00016,     CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  CR RECEIVED                            1997
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29000209-8        DYSAN CORPORATION     DYSAN DYSAN                    MALAYA                   REG:  M/94609        APR 09, 2003
MF  LU 1570                                                                                       APP:
CLT                                                                      PRIOR                    APR 09, 1989
DRT                                                                      REG:   M/94609
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF  ANACOMP, IN
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29000211-1        DYSAN CORPORATION     DYSAN LOGO                     MALAYA                   REG:  M/894866       APR 27, 2003
MF  LU 1876                                                                                       APP:
CLT                                                                      PRIOR                    APR 27, 1989
DRT                                                                      REG:  M/894866
B - BASED ON                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF  ANACOMP, IN
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY19602342-3

MF  KP 0000         ANACOMP, INC.         ALVA                           MEXICO                   REG:                 JAN 17, 2007
CLT                                                                                               APP:  284528
DRT                                                                      PRIOR                    JAN 17, 1997
B - BASED ON                                                             REG:
H - HAS DEP.                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-GA
A - ASSOC.          OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
O - BASIS FOR       IF DIFF
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19602343-4        ANACOMP, INC.         ALVA                           MEXICO                   REG:                 JAN 17, 2007
MF  KP 0000                                                                                       APP:  284527
CLT                                       SERVICE MARK                   PRIOR                    JAN 17, 1997
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00035,            CLT:  ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -33-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY17602186-7        ANACOMP, INC.         DATAGRAPHIX                    MEXICO                   REG:  202768         NOV 17, 2001
MF  LU 6659  R                                                                                    APP:
CLT                                                                      PRIOR                    NOV 17, 1991
DRT                                                                      REG:  202768
B - BASED ON                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19200099-6        ANACOMP, INC.         DATAGRAPHIX XFP 2000           MEXICO                   REG:  477093         MAR 13, 2002
MF  LZ 2430  R                                                                                    APP:
CLT                                                                      PRIOR                    MAR 13, 1992
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19202299-0        ANACOMP, INC.         DYSAN                          MEXICO                   REG:  452893         DEC 15, 2002
MF  LV 7218                                                                                       APP:
CLT                                                                      PRIOR                    DEC 15, 1992
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003614-1        ANACOMP, INC.         STORAGE MASTER                 MEXICO                   REG:  309909         DEC 19, 1994
MF  KQ 9545  R                                                                                    APP:
CLT                                                                      PRIOR                    DEC 19, 1989
DRT                                                                      REG:  309909
B - BASED ON                              CLASS(ES):                     CLT:  ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 00001,00006,00008,00009,+  04  STAT:
A - ASSOC.          IF DIFF               GOODS CODE:  SPECIFIC GOODS                                                  1996
O - BASIS FOR                                                            CR RECEIVED
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19200105-4        ANACOMP, INC.         XFP 2000                       MEXICO                   REG:  420015         MAR 13, 2002
MF  LZ 2037                                                                                       APP:
CLT                                                                      PRIOR                    MAR 13, 1992
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -34-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY19202331-7        ANACOMP, INC.         XIDEX                          MEXICO                   REG:  505452         APR 21, 2003
MF  LZ 3564                                                                                       APP:
CLT                                                                      PRIOR                    APR 21, 1993
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-GA

H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  ****                                   1997
A - ASSOC.          IF DIFF                                              CR RETURNED FOR CORRECT
O - BASIS FOR                                                                                                          1997
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19200100-9        ANACOMP, INC.         DATAGRAPHIX XFP 2000           NEW ZEALAND              REG:  215884         JAN 30, 1999
MF  LW 3870  R                                                                                    APP:
CLT                                                                      PRIOR                    JAN 30, 1992
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003633-2        DYSAN CORPORATION     DYSAN                          NEW ZEALAND              REG:  151407         FEB 27, 2005
MF  LT 3191                                                                                       APP:
CLT                                                                      PRIOR                    FEB 27, 1991
DRT                                                                      REG:  151407
B - BASED ON                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF  ANACOMP, IN
O - BASIS FOR

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003634--3       DYSAN CORPORATION     DYSAN LOGO                     NEW ZEALAND              REG:  151408         FEB 27, 2005
MF  LT 6545                                                                                       APP:
CLT                                                                      PRIOR                    FEB 27, 1991
DRT                                                                      REG:  151408
B - BASED ON                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF  ANACOMP, IN
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003645-5        ANACOMP, INC.         DYSAN                          NICARAGUA                REG:  15166CC        MAY 11, 2003
MF  LV 9512  R                                                                                    APP:
CLT                                                                      PRIOR                    MAY 12, 1993
DRT                                                                      REG:  15166CC
B - BASED ON                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -35-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY19602344-5        ANACOMP, INC.         ALVA                           NORWAY                   REG:
MF  KP 0000                                                                                       APP:  DISPATCHED

CLT                                                                      PRIOR
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,00035,      CLT:  ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY19102752-3

MF  LU 7214         ANACOMP, INC.         ANACOMP                        NORWAY                   REG:  156989         JUN 10, 2003
CLT                                                                                               APP:
DRT                                                                      PRIOR                    JUN 10, 1993
B - BASED ON                                                             REG:
H - HAS DEP.                              CLASS(ES):   00009,00037,      CLT:  ANACOMP, INC.-IN
A - ASSOC.          OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
O - BASIS FOR       IF DIFF

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY17602187-8        ANACOMP, INC.         DATAGRAPHIX                    NORWAY                   REG:  108056         APR 15, 2001
MF  LT 2138  R                                                                                    APP:
CLT                                                                      PRIOR                    APR 15, 1991
DRT                                                                      REG:  108056
B - BASED ON                              CLASS(ES):   00009,00016,      CLT:  ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19200101-0        ANACOMP, INC.         DATAGRAPHIX XFP 2000           NORWAY                   REG:  158874         AUG 26, 2003
MF  LV 4371                                                                                       APP:
CLT                                                                      PRIOR                    AUG 26, 1993
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003620-8        ANACOMP, INC.         DYSAN & LOGO                   NORWAY                   REG:  113311         FEB 24, 2003
MF  LU 9854  R                                                                                    APP:
CLT                                                                      PRIOR                    FEB 24, 1993
DRT                                                                      REG:  113311
B - BASED ON                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -36-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY29003667-9        ANACOMP, INC.         DYSAN                          PANAMA                   REG:  32287          JUL 29, 2003
MF  KR 3460  R                                                                                    APP:                 DEP.BASICREG
CLT                                                                      PRIOR                    JUL 29, 1993         SEP 14, 1997
DRT                                                                      REG:  32287
B - BASED ON                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003461-1        ANACOMP, INC.         DYSAN                          PERU                     REG:  46061          OCT 14, 2002
MF  KQ 6394  R                                                                                    APP:
CLT                                                                      PRIOR                    OCT 14, 1992
DRT                                                                      REG:  46061
B - BASED ON                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19201802-9        ANACOMP, INC.         ANACOMP                        PHILIPPINES              REG:
MF  KP 0000                                                                                       APP:  83606-PN
CLT                                                                      PRIOR                    NOV 27, 1992
DRT                                       SERVICE MARK                   REG:
B - BASED ON  B                           CLASS(ES):   00035,00037,      CLT:  ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19301693-8        ANACOMP, INC.         ANACOMP                        PHILIPPINES              REG:  60808          JUN 20, 2015
MF  LW 2131                                                                                       APP:                 USE-NON-USE
CLT                                                                      PRIOR                    JUN 20, 1995         JUN 20, 2001
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29000204-3        ANACOMP, INC.         DYSAN & LOGO                   PHILIPPINES              REG:  49518          NOV 27, 2010
MF  LT 1252                                                                                       APP:                 USE-NON-USE
CLT                                                                      PRIOR                    NOV 27, 1990         NOV 27, 1996
DRT                                                                      REG:
B - BASED ON  B                           CLASS(ES):   00009,            CLT:  ANACOMP, INC.-GA

H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  ACTION FILED                           1996
A - ASSOC.          IF DIFF                                              RECORDAL CHAIN OF TITLE
O - BASIS FOR                                                            PENDING                                       1996
A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -37-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY29003673-6        ANACOMP, INC.         DYSAN                          POLAND                   REG:  61092          FEB 14, 1995
MF  KR 4260  R                                                                                    APP:
CLT                                                                      PRIOR                    FEB 14, 1985
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-GA

H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  CR RECEIVED                            1996
A - ASSOC.          IF DIFF
O - BASIS FOR

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18903097-3        ANACOMP, INC.         ANACOMP                        PORTUGAL                 REG:  261476         AUG 10, 2002
MF  LU 9842                                                                                       APP:                 USE AFFID.
CLT                                                                      PRIOR                    AUG 10, 1992         AUG 10, 1997
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-IN

H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  ACTION INSTRUCTE                       1996
A - ASSOC.          IF DIFF
O - BASIS FOR

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18903098-4        ANACOMP, INC.         ANACOMP                        PORTUGAL                 REG:  261477         AUT 10, 2002
MF  LU 9870                                                                                       APP:                 USE AFFID.
CLT                                                                      PRIOR                    AUG 10, 1992         AUG 10, 1997
DRT                                       SERVICE MARK                   REG:
B - BASED ON                              CLASS(ES):   00037,            CLT:  ANACOMP, INC.-IN

H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  ACTION INSTRUCTE                       1996
A - ASSOC.          IF DIFF
O - BASIS FOR

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19000171-5        ANACOMP, INC.         CHARACTRON                     PORTUGAL                 REG:  262738         SEP 14, 2002
MF  KZ 6634                                                                                       APP:                 USE AFFID.
CLT                                                                      PRIOR                    SEP 14, 1992         SEP 14, 1997
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-IN

H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  ACTION INSTRUCTE                       1996
A - ASSOC.          IF DIFF
O - BASIS FOR

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY17805171-6        ANACOMP, INC.         DATAGRAPHIX                    PORTUGAL                 REG:  200929         JUN 02, 2006
MF  LX 1028  R                                                                                    APP:                 USE AFFID.
CLT                                                                      PRIOR                    JUN 02, 1996         JUN 02, 2001
DRT                                                                      REG:   200929
B - BASED ON                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -38-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

                                                                                                                       FEB 04, 2003

NY19002660-0        ANACOMP, INC.         DATAGRAPHIX XFP 2000           PORTUGAL                 REG:  270697         USE AFFID.
MF  KZ 6670                                                                                       APP:                 FEB 04, 1998
CLT                                                                      PRIOR                    FEB 04, 1993
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
                                                                                                                       FEB 04, 2003

NY19002648-6        ANACOMP, INC.         XFP 2000                       PORTUGAL                 REG:  270698         USE AFFID.
MF  KZ 6672                                                                                       APP:                 FEB 04, 1998
CLT                                                                      PRIOR                    FEB 04, 1993
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19602345-6        ANACOMP, INC.         ALVA                           PUERTO RICO              REG:
MF  KP 0000                                                                                       APP:  DISPATCHED

CLT                                                                      PRIOR
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY19602346-7

MF  KP 0000         ANACOMP, INC.         ALVA                           PUERTO RICO              REG:
CLT                                                                                               APP:  DISPATCHED
DRT                                                                      PRIOR
B - BASED ON                              SERVICE MARK                   REG:
H - HAS DEP.                              CLASS(ES):   000035,           CLT:  ANACOMP, INC.-GA
A - ASSOC.          OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
O - BASIS FOR       IF DIFF

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY29003716-4                                                                                                           APR 09, 2003
MF  LT 7258         XIDEX CORPORATION (C  DYSTAN                         SABAH                    REG:  S/29702
CLT                                                                                               APP:
DRT                                                                      PRIOR                    APR 09, 1989
B - BASED ON                                                             REG:  S/29702
H - HAS DEP.        OWNER                 CLASS(ES):   00009,            CLT:  ANACOMP, INC.-GA
A - ASSOC.          IF DIFF  ANACOMP, IN  GOODS CODE:  SPECIFIC GOODS    STAT:
O - BASIS FOR

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -39-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

                                                                                                                       APR 09, 2003

NY29003717-5        XIDEX CORPORATION (C  DYSTAN                         SARAWAK                  REG:  24926
MF  LV 0533                                                                                       APP:
CLT                                                                      PRIOR                    APRIL 24, 1989
DRT                                                                      REG:  24926
B - BASED ON        OWNER                 CLASS(ES):   00009,            CLT:  ANACOMP, INC.-GA
H - HAS DEP.        IF DIFF  ANACOMP, IN  GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.
O - BASIS FOR

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
                                                                                                                       APR 27, 2003

NY29003675-9        DYSTAN CORPORATION    DYSTAN LOGO                    SARAWAK                  REG:  SAR/24949
MF  LV 3036                                                                                       APP:
CLT                                                                      PRIOR                    APR 27, 1989
DRT                                                                      REG:  SAR/24949
B - BASED ON                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF  ANACOMP, IN
O - BASIS FOR

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
                                                                                                                       DEC 11, 1999

NY17804557-3        ANACOMP, INC.         DATAGRAPHIX                    SINGAPORE                REG:  78452
MF  KN 6904  R                                                                                    APP:
CLT                                                                      PRIOR                    DEC 11, 1985
DRT                                                                      REG:  78452
B - BASED ON                              CLASS(ES):   00009,            CLT:  ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

A
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003466-6        XIDEX CORPORATION (D  DYSAN DYSAN                    SINGAPORE                REG:  1697/82        APR 06, 2003
MF  LV 7504  R                                                                                    APP:
CLT                                                                      PRIOR  1697/82           APR 06, 1989
DRT                                                                      REG: ANACOMP, INC.-GA
B - BASED ON                              CLASS(ES):  00009,             CLT:
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF ANACOMP, INC
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY29003465-5

MF  LU 3058  R      XIDEX CORPORATION (D  DYSAN LOGO                     SINGAPORE                REG:  1797/82        APR 14, 2003
CLT                                                                                               APP:
DRT                                                                      PRIOR                    APR 14, 1989
B - BASED ON                                                             REG:  1797/82
H - HAS DEP.                              CLASS(ES):  00009,             CLT:  ANACOMP, INC.-GA
A - ASSOC.          OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
O - BASIS FOR       IF DIFF ANACOMP, INC
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -40-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY11493073-4

MF KR 1124  R       ANACOMP, INC.         DATAGRAPHIX                    SLOVENIA                 REG:  24831          OCT 08, 1996
CLT                                                                                               APP:                 REVALIDATION
DRT                                                                      PRIOR                    OCT 08, 1986         MAR 01, 1994
B - BASED ON     B                                                       REG:  24831
H - HAS DEP.                              CLASS(ES):  00009,00016,       CLT:  ANACOMP, INC.-IN
A - ASSOC.          OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  ACTION FILED                           1994
O - BASIS FOR       IF DIFF                                              RENEWAL FILED                                 1996
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY17602037-2        ANACOMP, INC.         DATAGRAPHIX                    REP OF SO AFRICA         REG:  B 5166/76      OCT 12, 1996
MF KN 2919  R                                                                                     APP:
CLT                                                                      PRIOR                    OCT 12, 1986
DRT                                                                      REG:  B 5166/76
B - BASED ON                              CLASS(ES):  00009,             CLT:  ANACOMP, INC.-IN
H - HAS             OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
DEP.       H        IF DIFF                                              CR RECEIVED                                   1996
A -
ASSOC.          A
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY17602037-2        ANACOMP, INC.         DATAGRAPHIX                    REP OF SO AFRICA         REG:  B 5167/76      OCT 12,1996
MF  KN 2920  R                                                                                    APP:
CLT                                                                      PRIOR                    OCT 12,1986
DRT                                                                      REG:  B5167/76
B - BASED ON                              CLASS(ES):  00016,             CLT:  ANACOMP, INC.-IN

H - HAS             OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:                                         1996
DEP.       H        IF DIFF                                              CR RECEIVED
A -
ASSOC.          A
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003676-9        ANACOMP, INC.         DYSON                          REP OF SO AFRICA         REG:  84/1456        FEB 22, 2004
MF  KZ 7076                                                                                       APP:
CLT                                                                      PRIOR                    FEB 22, 1994
DRT                                                                      REG:  84/1456
B - BASED ON                              CLASS(ES):  00009,             CLT:  ANACOMP, INC.-GA
H - HAS             OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  RECORDAL CHAIN O
DEP.                IF DIFF                                              TITLE PENDING
A -                                                                                                                    1992
ASSOC.

O - BASIS FOR
L - IF LIC.

L

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
                                                                                                  REG:  84-10549

NY29003460-0        ANACOMP, INC.         STORAGEMASTER                  REP OF SO AFRICA         APP:                 NOV 29, 2004
MF  KZ 7074  R                                                                                    NOV 29, 1994
CLT                                                                      PRIOR
DRT                                                                      REG:  84/10549
B - BASED ON                              CLASS(ES):  00009,             CLT:  ANACOMP, INC.-IN
H - HAS             OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
DEP.                IF DIFF
A -

ASSOC.
O - BASIS FOR    A

L - IF
LIC.           L

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -41-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY29003677-0                                                                                      REG:  0504/84

MF  KZ 7075  R      ANACOMP, INC.         STORAGEMASTER                  REP OF SO AFRICA         APP:                 JAN 25, 2004
CLT                                                                                               JAN 25, 1994
DRT                                                                      PRIOR
B - BASED ON                                                             REG:  0504/84
H - HAS                                   CLASS(ES):  00009,             CLT:  ANACOMP, INC.-IN
DEP.                OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A -                 IF DIFF

ASSOC.
O - BASIS FOR    A

L - IF
LIC.           L

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY29602252-4

MF  MG 3730         ANACOMP, INC.         XIDEX                          REP OF SO AFRICA         REG:  86/5063        AUG 04, 1996
CLT                                                                                               APP:
DRT                                                                      PRIOR                    AUG 04, 1986
B - BASED ON                                                             REG:
H - HAS                                   CLASS(ES):  00009,             CLT:  ANACOMP, INC.-GA
DEP.                OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  RECORDAL CHAIN O
A -                 IF DIFF                                              TITLE PENDING                                 1996
ASSOC.                                                                   CR RECEIVED                                   1996
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18801021-7        ANACOMP, INC.         ANACOMP                        SPAIN                    REG:  1261904        DEC 05, 2010
MF  LW 0459                                                                                       APP:                 TAX DUE
CLT                                                                      PRIOR                    DEC 05, 1990         DEC 05, 2000
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):  00001,             CLT:  ANACOMP, INC.-IN

H - HAS             OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:                                         1996
DEP.                IF DIFF                                              CR RECEIVED
A -
ASSOC.

O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY18801022-8                                                                                      REG:  1261905

MF  LZ 0624         ANACOMP, INC.         ANACOMP                        SPAIN                    APP:                 MAR 04, 2011
CLT                                                                                               MAR 04, 1991         TAX DUE
DRT                                                                      PRIOR                                         MAR O4, 2001
B - BASED ON                              SERVICE MARK                   REG:
H - HAS                                   CLASS(ES):  00035,             CLT:  ANACOMP, INC.-IN
DEP.                OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A -                 IF DIFF

ASSOC.

O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY18801023-9                                                                                      REG:  1261906

MF  LV 6392         ANACOMP, INC.         ANACOMP                        SPAIN                    APP:                 NOV 16, 2009
CLT                                                                                               NOV 16, 1989         TAX DUE
DRT                                                                      PRIOR                                         NOV 16, 1999
B - BASED ON                              SERVICE MARK                   REG:
H - HAS                                   CLASS(ES):  00037,             CLT:  ANACOMP, INC.-IN
DEP.                OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A -                 IF DIFF

ASSOC.

O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -42-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY18801024-0                                                                                      REG:  1261907

MF  LW 1472         ANACOMP, INC.         ANACOMP                        SPAIN                    APP:                 APR 02, 2011
CLT                                                                                               APR 02, 1991         TAX DUE
DRT                                                                      PRIOR                                         APR 02, 2001
B - BASED ON                              SERVICE MARK                   REG:
H - HAS                                   CLASS(ES):  00042,             CLT:  ANACOMP, INC.-IN
DEP.                OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A -                 IF DIFF

ASSOC.

O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY19000598-8                                                                                      REG:  1566099

MF  LW 0290         ANACOMP, INC.         ANACOMP                        SPAIN                    APP:                 MAY 04, 2000
CLT                                                                                               MAY 04, 1990         TAX DUE
DRT                                                                      PRIOR                                         MAY 04, 2000
B - BASED ON                                                             REG:
H - HAS                                   CLASS(ES):  00009,             CLT:  ANACOMP, INC.-IN
DEP.                OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A -                 IF DIFF

ASSOC.

O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY19000599-9                                                                                      REG:  1566100

MF  LV 0078         ANACOMP, INC.         ANACOMP                        SPAIN                    APP:                 MAY 04, 2000
CLT                                                                                               MAY 04, 1990         TAX DUE
DRT                                                                      PRIOR                                         MAY 04, 2000
B - BASED ON                                                             REG:
H - HAS                                   CLASS(ES):  00016,             CLT:  ANACOMP, INC.-IN
DEP.                OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A -                 IF DIFF

ASSOC.

O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY19000172-6                                                                                      REG:  1553231

MF  LV 9271         ANACOMP, INC.         CHARACTRON                     SPAIN                    APP:                 MAY 04, 2000
CLT                                                                                               MAR 02, 1990         TAX DUE
DRT                                                                      PRIOR                                         MAR 02, 2000
B - BASED ON                                                             REG:
H - HAS                                   CLASS(ES):  00009,             CLT:  ANACOMP, INC.-IN
DEP.                OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A -                 IF DIFF

ASSOC.

O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY17602189-0                                                                                                           OCT 11, 1997
MF  LU 5309  R      ANACOMP, INC.         DATAGRAPHIX                    SPAIN                    REG:  826718         TAX DUE
CLT                                                                                               APP:  OCT 11, 1977   OCT 11, 1997
DRT                                                                      PRIOR
B - BASED ON                                                             REG:

H - HAS                                   CLASS(ES):  00009,             CLT:  ANACOMP, INC.-IN                        1996
DEP.                OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A -                 IF DIFF                                              RENEWAL INSTRUCTED
ASSOC.

O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -43-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY19002661-1                                                                                      REG:  1616895

MF  LW 5506         ANACOMP, INC.         DATAGRAPHIX XFP 2000           SPAIN                    APP:                 FEB 11, 2001
CLT                                                                                               FEB 11, 1991         TAX DUE
DRT                                                                      PRIOR                                         FEB 11, 2001
B - BASED ON                                                             REG:
H - HAS                                   CLASS(ES):  00009,             CLT:  ANACOMP, INC.-IN
DEP.                OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A -                 IF DIFF

ASSOC.

O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY29036411-2

MF  LW 2655  R      ANACOMP, INC.         DYSON & LOGO                   SPAIN                    REG:    1072965      OCT 21, 1995
CLT                                                                                               APP:                 TAX DUE
DRT                                                                      PRIOR                    OCT 21, 1985         OCT 21, 2000
B - BASED ON                                                             REG:
H - HAS DEP.                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-GA
A - ASSOC.          OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
O - BASIS FOR       IF DIFF
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29000203-2        ANACOMP, INC.         STORAGEMASTER                  SPAIN                    REG:    1088045      MAR 05, 2006
MF  LW 5125  R                                                                                    APP:                 TAX DUE
CLT                                                                      PRIOR                    MAR 05, 1986         MAR 05, 2001
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19002649-7        ANACOMP, INC.         XFP 2000                       SPAIN                    REG:    1616894      FEB 11, 2001
MF  LV 8064                                                                                       APP:                 TAX DUE
CLT                                                                      PRIOR                    FEB 11, 1991         FEB 11, 2001
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19102753-4        ANACOMP, INC.         ANACOMP                        SWEDEN                   REG:    2153665      DEC 03, 2003
MF LV 0856                                                                                        APP:
CLT                                                                      PRIOR                    DEC 03, 1993
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -44-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY15904513-4        ANACOMP, INC.         CHARACTRON                     SWEDEN                   REG:    91107        DEC 23, 2000
MF  LS 9385  R                                                                                    APP:
CLT                                                                      PRIOR                    DEC 23, 1990
DRT                                                                      REG:   91107
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY17002424-6        ANACOMP, INC.         DATAGRAPHIX                    SWEDEN                   REG:    136555       SEP 17, 2001
MF  LU 2482  R                                                                                    APP:
CLT                                                                      PRIOR                    SEP 17, 1991
DRT                                                                      REG:   136555
B - BASED ON                              CLASS(ES): 00009, 00016,       CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 00035, 00042                   STAT:
A - ASSOC.          IF DIFF               GOODS CODE:  SPECIFIC GOODS
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19200102-1        ANACOMP, INC.         DATAGRAPHIX XFP 2000           SWEDEN                   REG:    246337       FEB 05, 2003
MF  LU 7393                                                                                       APP:
CLT                                                                      PRIOR                    FEB 05, 1993
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003611-8        ANACOMP, INC.         DYSON & LOGO                   SWEDEN                   REG:    183367       OCT 01, 2002
MF  LU 5993                                                                                       APP:
CLT                                                                      PRIOR                    OCT 01, 1992
DRT                                                                      REG:    183367
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.          IF DIFF                                              RECORDAL CHAIN OF TITLE                       1992
O - BASIS FOR                                                            PENDING
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003621-9        ANACOMP, INC.         STORAGEMASTER                  SWEDEN                   REG:    206194       JUN 18, 1997
MF  KQ 3690  R                                                                                    APP:
CLT                                                                      PRIOR                    JUN 18, 1987
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -45-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY19300968-2        ANACOMP, INC.         TOTAL MEMORY (STYLIZED)        SWEDEN                   REG:    303458       JUL 21, 2005
MF  LZ 2583                                                                                       APP:
CLT                                                                      PRIOR                    JUL 21, 1995
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY15904514-5        ANACOMP, INC.         CHARACTRON                     SWITZERLAND              REG:    304732       OCT 04. 1999
MF  KN 3098  R                                                                                    APP:
CLT                                                                      PRIOR                    OCT 04, 1979
DRT                                                                      REG:   178976
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19102008-7        ANACOMP, INC.         DATAGRAPHIX STYLIZED           SWITZERLAND              REG:    388684       OCT 21, 2011
MF   KR 0452                                                                                      APP:
CLT                                                                      PRIOR                    OCT 21, 1991
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,00016         CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.          IF DIFF
O - BASIS FOR  A

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19200103-2        ANACOMP, INC.         DATAGRAPHIX XFP 2000           SWITZERLAND              REG:    398222       NOV 18, 2012
MF   LU 7443                              (STYLIZED)                                              APP:
CLT                                                                      PRIOR                    NOV 18, 1992
DRT                                                                      REG:
B - BASED ON                                                             CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 CLASS(ES): 00009,              STAT:
A - ASSOC.          IF DIFF               GOODS CODE:  SPECIFIC GOODS
O - BASIS FOR  A
L - IF LIC.  L

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003610-7        DYSAN CORPORATION.    DYSON & LOGO                   SWITZERLAND              REG:    319233       NOV 16, 2001
MF   MD 8723                                                                                      APP:
CLT                                                                      PRIOR                    NOV 16, 1981
DRT                                       SERVICE MARK                   REG:
B - BASED ON                              CLASS(ES): 00007, 00009,       CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 00016                          STAT:
A - ASSOC.          IF DIFF ANACOMP, INC  GOODS CODE:  SPECIFIC GOODS
O - BASIS FOR  A
L - IF LIC.  L

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -46-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY29003660-2        XIDEX CORPORATION (C  PRECISION XIDEX                SWITZERLAND              REG:    324479       JUN 29, 2003
MF   MD 8773                                                                                      APP:
CLT                                                                      PRIOR                    JUN 29, 1983
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.  A       IF DIFF ANACOMP, INC
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19300969-3        ANACOMP, INC.         TOTAL MEMORY (STYLIZED)        SWITZERLAND              REG:    413121       JUL 12, 2003
MF   LV 7571                                                                                      APP:
CLT                                                                      PRIOR                    JUL 12, 1993
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18800390-5        ANACOMP, INC.         ANACOMP                        UNITED KINGDOM           REG:    1339053      MAR 21, 2005
MF   LV 9500                                                                                      APP:
CLT                                                                      PRIOR                    MAR 21, 1995
DRT                                                                      REG:   1339053
B - BASED ON                              CLASS(ES): 00001,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18800391-6        ANACOMP, INC.         ANACOMP                        UNITED KINGDOM           REG:    1339054      MAR 21, 2005
MF   LZ 0141                                                                                      APP:
CLT                                                                      PRIOR                    MAR 21, 1995
DRT                                                                      REG:    1339054
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.          IF DIFF
O - BASIS FOR    A

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18800392-7        ANACOMP, INC.         ANACOMP                        UNITED KINGDOM           REG:    1339055      MAR 21, 2005
MF   LV 9499                                                                                      APP:
CLT                                                                      PRIOR                    MAR 21, 1995
DRT                                                                      REG:    1339055
B - BASED ON                              CLASS(ES): 00016,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.          IF DIFF
O - BASIS FOR   A

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -47-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY18800393-8        ANACOMP, INC.         ANACOMP                        UNITED KINGDOM           REG:    1375892      MAR 01, 2006
MF  LW 5548                                                                                       APP:
CLT                                                                      PRIOR                    MAR 01, 1996
DRT                                       SERVICE MARK                   REG:    1375892
B - BASED ON                              CLASS(ES): 00035,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.          IF DIFF
O - BASIS FOR   A

L - IF LIC.

        L

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY91771089-8        ANACOMP, INC.         AUTOCOM                        UNITED KINGDOM           REG:    B1077333     APR 21, 1998
MF   KQ 5875  R                                                                                   APP:
CLT                                                                      PRIOR                    APR 21, 1984
DRT                                                                      REG:    B1077333
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY15904510-1        ANACOMP, INC.         CHARACTRON                     UNITED KINGDOM           REG:    796716       OCT 19, 2008
MF   LV 7309  R                                                                                   APP:
CLT                                                                      PRIOR                    OCT 19, 1994
DRT                                                                      REG:    796716
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18800355-6        ANACOMP, INC.         DATAGRAPHIX                    UNITED KINGDOM           REG:    1336186      FEB 22, 2005
MF   LV 8274  R                                                                                   APP:
CLT                                                                      PRIOR                    FEB 22, 1995
DRT                                                                      REG:      1336186
B - BASED ON                              CLASS(ES): 00035,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.          IF DIFF
O - BASIS FOR    A

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18800356-7        ANACOMP, INC.         DATAGRAPHIX                    UNITED KINGDOM           REG:    1336187      FEB 22, 2005
MF   LV 8272  R                                                                                   APP:
CLT                                                                      PRIOR                    FEB 22, 1995
DRT                                       SERVICE MARK                   REG:    1336187
B - BASED ON                              CLASS(ES):  00037,             CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.          IF DIFF
O - BASIS FOR   A

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -48-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY18800357-8        ANACOMP, INC.         DATAGRAPHIX                    UNITED KINGDOM           REG:    1336188      FEB 22, 2005
MF   LV 8273  R                                                                                   APP:
CLT                                                                      PRIOR                    FEB 22, 1995
DRT                                       SERVICE MARK                   REG:    1336188
B - BASED ON                              CLASS(ES):  00041,             CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:                    STAT:

A - ASSOC.          IF DIFF
O - BASIS FOR   A

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY18800358-9        ANACOMP, INC.         DATAGRAPHIX                    UNITED KINGDOM           REG:    1336189      FEB 22, 2005
MF   LV 8271  R                                                                                   APP:
CLT                                                                      PRIOR                    FEB 22, 1995
DRT                                       SERVICE MARK                   REG:    1336189
B - BASED ON                              CLASS(ES):  00042,             CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.          IF DIFF
O - BASIS FOR   A

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY91741035-6        ANACOMP, INC.         DATAGRAPHIX                    UNITED KINGDOM           REG:    1024336      JAN 31, 2005
MF   LV 8270  R                                                                                   APP:
CLT                                                                      PRIOR                    JAN 31, 1995
DRT                                                                      REG:    1024336
B - BASED ON                              CLASS(ES):  00009,             CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR   A

L - IF LIC.  L

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19002662-2        ANACOMP, INC.         DATAGRAPHIX XFP 2000           UNITED KINGDOM           REG:    A1451522     DEC 21, 1997
MF   LU 2027                                                                                      APP:
CLT                                                                      PRIOR                    DEC 21, 1990
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):  00009,             CLT: ANACOMP, INC.-IN

H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:  RENEWAL INSTRUCT                       1996
A - ASSOC.          IF DIFF
O - BASIS FOR
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003696-1        DYSAN (UK) LIMITED    DYSON & LOGO                   UNITED KINGDOM           REG:    B1165180     NOV 23, 2020
MF   MD 8809                                                                                      APP:
CLT                                                                      PRIOR                    NOV 23, 1988
DRT                                                                      REG:    B1165180
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF ANACOMP, INC
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -49-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY29003694-9        DYSAN (UK) LIMITED    DYSAN & LOGO                   UNITED KINGDOM           REG:    B1199999     JUL 18, 2004
MF   KR 3026                                                                                      APP:
CLT                                                                      PRIOR                    JUL 18, 1990
DRT                                                                      REG:    B1199999
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF ANACOMP, INC
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003695-0        XIDEX CORPORATION (D  MICRON                         UNITED KINGDOM           REG:    1171219      MAR 11, 2003
MF   MD 8808                                                                                      APP:
CLT                                                                      PRIOR                    MAR 11, 1989
DRT                                                                      REG:    1171219
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF ANACOMP, INC
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29302809-9        ANACOMP, INC.         ADVANCED FUNCTION INDEXING     UNITED STATES            REG:    1746306      JAN 12, 2003
MF   ME 3580  R                                                                                   APP:                 USE AFFID.
CLT                                                                      PRIOR                    JAN 12, 1993         JAN 19, 1999
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29302808-8        ANACOMP, INC.         AFI                            UNITED STATES            REG:    1747683      JAN 12, 2003
MF   MF 3579                                                                                      JAN 19, 1993         USE AFFID.
CLT                                                                      PRIOR                                         JAN 19, 1999
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29600046-3        ANACOMP, INC.         ALVA & DEVICE                  UNITED STATES            REG:
MF    KP 0000                                                                                     APP:    75/046357
CLT                                                                      PRIOR                    JAN 22, 1996
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009, 00035,     CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -50-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY29002786-0        ANACOMP, INC.         ANACOMP                        UNITED STATES            REG:    1329987      APR 09, 2005
MF    LT 3590                                                                                     APP:                 8 & 15 FILED
CLT                                       SERVICE MARK                   PRIOR                    APR 09, 1985
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00035,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29002787-1        ANACOMP, INC.         ANACOMP                        UNITED STATES            REG:    1324169      MAR 12, 2005
MF    LT 3591                                                                                     APP:                 8 & 15 FILED
CLT                                                                      PRIOR                    MAR 12, 1985
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):  00009,             CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR   D

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19400394-6        ANACOMP, INC.         ANAFIND                        UNITED STATES            REG:    1914652      AUG 29, 2005
MF    LW 2285                                                                                     APP:                 USE AFFID.
CLT                                                                      PRIOR                    AUG 29, 1995         AUG 29, 2001
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19101400-2        ANACOMP, INC.         ANASTACK                       UNITED STATES            REG:    1711329      SEP 01, 2002
MF    LU 2212                                                                                     APP:                 USE AFFID.
CLT                                                                      PRIOR                    SEP 01, 1992         SEP 01, 1998
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19400393-5        ANACOMP, INC.         ANATRAC                        UNITED STATES            REG:  1901594        JUN 27, 2005
MF    LW 0608                                                                                     APP:                 USE AFFID.
CLT                                                                      PRIOR                    JUN 27, 1995         JUN 27, 2001
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -51-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY19400395-7        ANACOMP, INC.         ANATRANS                       UNITED STATES            REG:    1904239      JUL 11, 2005
MF    LW 0640                                                                                     APP:                 USE AFFID.
CLT                                                                      PRIOR                    JUL 11, 1995         JUL 11, 2001
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29302810-1        ANACOMP, INC.         ANATRIEVE                      UNITED STATES            REG:    1736333      DEC 01, 2002
MF    ME 3581                                                                                     APP:                 USE AFFID.
CLT                                                                      PRIOR                    DEC 01, 1992         DEC 01, 1998
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19200717-3        ANACOMP, INC.         AUTO PLUS                      UNITED STATES            REG:    1870926      JAN 03, 2005
MF    LV 8079 R                                                                                   APP:                 USE AFFID.
CLT                                                                      PRIOR                    JAN 03, 1995         JAN 03, 2001
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00001,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003729-8        ANACOMP, INC.         AUTOCOM STYLIZED               UNITED STATES            REG:    1121757      JUL 10, 1999
MF    MD 9138                                                                                     APP:                 8 & 15 FILED
CLT                                                                      PRIOR                    JUL 10, 1979
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19402347-6        ANACOMP, INC.         AUTOEXCEL                      UNITED STATES            REG:    1931557      OCT 31, 2005
MF    LW 3429                                                                                     APP:                 USE AFFID.
CLT                                                                      PRIOR                    OCT 31, 1995         OCT 31, 2001
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00001,              CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -52-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY19200718-4        ANACOMP, INC.         AUTOPOS                        UNITED STATES            REG:    1870924      JAN 03, 2005
MF   LV 8078                                                                                      APP:                 USE AFFID.
CLT                                                                      PRIOR                    JAN 03, 1995         JAN 03, 2001
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00001,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003722-1        ANACOMP, INC.         CHARACTRON                     UNITED STATES            REG:    585950       FEB 23, 2004
MF    LV 3842                                                                                     APP:
CLT                                                                      PRIOR                    FEB 23, 1994
DRT                                                                      REG:    585950
B - BASED ON                              CLASS(ES): 00021,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003723-2        ANACOMP, INC.         CHARACTRON                     UNITED STATES            REG:    617164       DEC 06, 2005
MF    LW 1836                                                                                     APP:
CLT                                                                      PRIOR                    DEC 06, 1995
DRT                                                                      REG:    617164
B - BASED ON                              CLASS(ES) 00021,               CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003464-4        ANACOMP, INC.         CM                             UNITED STATES            REG:   1282290       JUN 19, 2004
MF    MD 9245                                                                                     APP:                 8 & 15 FILED
CLT                                                                      PRIOR                    JUN 19, 1984
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29600043-0        COM PRODUCTS, INC.    COM PRODUCTS                   UNITED STATES            REG:
MF    KP 0000                                                                                     APP:    75/101966
CLT                                                                      PRIOR                    MAY 10, 1996
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00001, 00009,     CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -53-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY29600040-7        COM PRODUCTS, INC.    COMFLO                         UNITED STATES            REG:
MF    KP 0000                                                                                     APP:    75/101967
CLT                                                                      PRIOR                    MAY 10, 1996
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):  00009,             CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19602203-9        ANACOMP, INC.         CONCERTO & DEVICE              UNITED STATES            REG:
MF   KP 0000                                                                                      APP:    75/202591
CLT                                                                      PRIOR                    NOV 21, 1996
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003719-7        ANACOMP, INC.         DATAGRAPHIX                    UNITED STATES            REG:    924217       NOV 23, 2001
MF    LT 7705                                                                                     APP:                 SEC 8 FILED
CLT                                                                      PRIOR                    NOV 23, 1991
DRT                                                                      REG:    924217
B - BASED ON                              CLASS(ES): 00026,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003721-0        ANACOMP, INC.         DATAGRAPHIX                    UNITED STATES            REG:    945127       OCT 17, 2002
MF    LU 4250                                                                                     APP:                 8 & 15 FILED
CLT                                                                      PRIOR                    OCT 17, 1992
DRT                                                                      REG:    945127
B - BASED ON                              CLASS(ES):  00021,             CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003720-9        ANACOMP, INC.         DATAGRAPHIX STYLIZED           UNITED STATES            REG:    924216       NOV 23, 2001
MF    LT 9993                                                                                     APP:                 SEC 8 FILED
CLT                                                                      PRIOR                    NOV 23, 1991
DRT                                                                      REG:    924216
B - BASED ON                              CLASS(ES): 00026,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -54-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY29202006-7        ANACOMP, INC.         DATAGRAPHIX XFP 2000           UNITED STATES            REG:                 OCT 08, 2001
MF  ME 1720                                                                                       APP:  1660314        USE AFFID.
CLT                                                                      PRIOR                    OCT 08, 1991         OCT 08, 1997
DRT                                                                      REG:

B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-IN                         1997
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT: ACTION FILED
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19200716-2        ANACOMP, INC.         DATAPOS                        UNITED STATES            REG: 1870925         JAN 03, 2005
MF  LV-8077                                                                                       APP:                 USE AFFID.
CLT                                                                      PRIOR                    JAN 03, 1995         JAN 03, 2001
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00001,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003691-6        DYSAN CORPORATION     DISCADDY & DESIGN              UNITED STATES            REG:   1220645       DEC 21, 2002
MF  MD 8804                                                                                       APP:                 8 & 15 FILED
CLT                                                                      PRIOR                    DEC 21, 1982
DRT                                                                      REG:  872145
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF  ANACOMP, IN
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003725-4        ANACOMP, INC.         DYSAN                          UNITED STATES            REG:   1048004       SEP 14, 2006
MF  LX 0769  R                                                                                    APP:
CLT                                                                      PRIOR                    SEP 14, 1996
DRT                                                                      REG:  1048004
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19200834-3        ANACOMP, INC.         DYSAN IN STYLIZED FORM         UNITED STATES            REG:  1785310        AUG 03, 2003
MF  LU 7528                                                                                       APP:                 USE AFFID.
CLT                                                                      PRIOR                    AUG 03, 1993         AUG 03, 1999
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -55-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY29600041-9        COM PRODUCTS, INC.    ECOCOM.2000                    UNITED STATES            REG:
MF   KP 0000                                                                                      APP:  75/008123
CLT                                                                      PRIOR                    OCT 20, 1995
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29600042-9        COM PRODUCTS, INC.    ECOCOM 2000                    UNITED STATES            REG:
MF   KP 0000                                                                                      APP:   75/101968
CLT                                                                      PRIOR                    MAY 10, 1996
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00001,00009,        CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19402472-5        ANACOMP, INC.         ENVIRX                         UNITED STATES            REG:
MF   KP 0000                                                                                      APP:   74/600603
CLT                                                                      PRIOR                    NOV 18, 1994
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00001,              CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19402473-6        ANACOMP, INC.         ENVIRX (STYLIZED)              UNITED STATES            REG:
MF   KP 0000                                                                                      APP:  74/613614
CLT                                                                      PRIOR                    DEC 21, 1994
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):  00001,             CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19602204-0        ANACOMP, INC.         EVERYWARE AND DEVICE           UNITED STATES            REG:
MF   KP 0000                                                                                      APP:   75/202592
CLT                                                                      PRIOR                    NOV 21, 1996
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -56-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY29102038-1        ANACOMP, INC.         LASERPOS                       UNITED STATES            REG:  1628864        DEC 25, 2000
MF   LW 8246                                                                                      APP:                 8 & 15 FILED
CLT                                                                      PRIOR                    DEC 25, 1990
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00001,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19200714-0        ANACOMP, INC.         LASERWRITER                    UNITED STATES            REG:   1885738       MAR 28, 2005
MF   LV 9078                                                                                      APP:                 USE AFFID.
CLT                                                                      PRIOR                    MAR 28, 1995         MAR 28, 2001
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00001,              CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19200715-1        ANACOMP, INC.         LASERX                         UNITED STATES            REG:  1872138        JAN 19, 2005
MF   LV 8291                                                                                      APP:                 USE AFFID.
CLT                                                                      PRIOR                    JAN 10, 1995         JAN 10, 2001
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00001,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003743-4        BELL & HOWELL COMPAN  MICRO DESIGN                   UNITED STATES            REG:   1074909       OCT 11, 1997
MF   MD 9145        (DELAWARE).                                                                   APP:                 8 & 15 FILED
CLT                                                                      PRIOR                    OCT 11, 1977
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):  00009,             CLT: ANACOMP, INC.-GA
H - HAS DEP.                              GOODS CODE:  SPECIFIC GOODS    STAT:

A - ASSOC.          OWNER
O - BASIS FOR       IF DIFF  ANACOMP, IN

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003733-3        ANACOMP, INC.         MICRON                         UNITED STATES            REG:   1258341       NOV 23, 2003
MF   KQ 0439 R                                                                                    APP:                 8 & 15 FILED
CLT                                                                      PRIOR                    NOV 23, 1983
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):   00009,            CLT: ANACOMP, INC.-IN
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -57-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY29003727-6        ANACOMP, INC.         STORAGEMASTER                  UNITED STATES            REG:   1319118       FEB 12, 2005
MF   KQ 0438 R                                                                                    APP:                 8 & 15 FILED
CLT                                                                      PRIOR                    FEB 12, 1985
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003735-5        ANACOMP, INC.         STORAGEMASTER                  UNITED STATES            REG:   1320464       FEB 19, 2005
MF   KQ 0436 R                                                                                    APP:                 8 & 15 FILED
CLT                                                                      PRIOR                    FEB 19, 1985
DRT                                                                      REG:
B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS

FOR       0
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003745-6        XIDEX CORPORATION (C  TOOL CHEST                     UNITED STATES            REG:   1532762       APR 04, 2009
MF   MD 9156                                                                                      APP:                 USE AFFID.
CLT                                                                      PRIOR                    APR 04, 1992         APR 04, 1995
DRT                                                                      REG:

B - BASED ON                              CLASS(ES): 00009,              CLT: ANACOMP, INC.-GA                         1991
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT: ***
A - ASSOC.          IF DIFF  ANACOMP, IN                                 INSTRUCTED NOT TO PROCE
O - BASIS FOR                                                            WITH ACTION                                   1991
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY19300576-7        ANACOMP, INC.         TOTAL MEMORY (STYLIZED)        UNITED STATES            REG:
MF  KP 000                                                                                        APP:  74/381182
CLT                                                                      PRIOR                    APR 20, 1993
DRT                                       CLASS(ES):  00009,             REG:
B - BASED ON                              GOODS CODE:  SPECIFIC GOODS    CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                                                STAT:
A - ASSOC.          IF DIFF.
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY29202007-8

MF  ME 1721         ANACOMP, INC.         XFP 2000                       UNITED STATES            REG:  1662935        OCT 29, 2001
CLT                                                                                               APP:                 USE AFFID.
DRT                                                                      PRIOR                    OCT 29, 1991         OCT 29, 1997
B - BASED ON                                                             REG:
H - HAS DEP.                              CLASS(ES):  00009,             CLT: ANACOMP, INC.-IN
A - ASSOC.          OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:                                         1997
O - BASIS FOR       IF DIFF                                              ACTION FIELD
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -58-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY29003726-5        ANACOMP, INC.         XIDEX                          UNITED STATES            REG:  1246923        AUG 02, 2003
MF  KQ 0434  R                                                                                    APP:                 8 & 15 FILED
CLT                                                                      PRIOR                    AUG 02, 1983
DRT                                                                      REG:
B - BASED ON                              CLASS(ES):  00009,             CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
A - ASSOC.          IF DIFF
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY29003744-5

MF  LU 4976  R      ANACOMP, INC.         XIDEX                          UNITED STATES            REG:  945199         0CT 17, 2002
CLT                                                                                               APP:                 8 & 15 FILED
DRT                                                                      PRIOR                    OCT 17, 1992
B - BASED ON                                                             REG:   945199
H - HAS DEP.                              CLASS(ES):  00026,             CLT: ANACOMP, INC.-
A - ASSOC.          OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
O - BASIS FOR       IF DIFF
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY9301649-9

MF  LZ 3027         ANACOMP, INC.         DYSAN                          URAGUAY                  REG:  264443         AUG 03, 2005
CLT                                                                                               APP:
DRT                                                                      PRIOR                    AUG 03, 1995
B - BASED ON                                                             REG:
H - HAS DEP.                              CLASS(ES):  00009,             CLT: ANACOMP, INC.-GA
A - ASSOC.          OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
O - BASIS FOR       IF DIFF
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY29003662-4

MF  LW 7868  R      ANACOMP, INC.         DYSAN                          URAGUAY                  REG:  262911         MAY 30, 2003
CLT                                                                                               APP:
DRT                                                                      PRIOR                    MAY 30, 1993
B - BASED ON                              SERVICE MARK                   REG:  4459
H - HAS DEP.                              CLASS(ES):  00042,             CLT: ANACOMP, INC.-GA
A - ASSOC.          OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
O - BASIS FOR       IF DIFF
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY19602347-8

MF  KP 0000         ANACOMP, INC.         ALVA                           VENEZUELA                REG:
CLT                                                                                               APP:   DISPATCHED
DRT                                                                      PRIOR
B - BASED ON                                                             REG:
H - HAS DEP.                              CLASS(ES):  00009,             CLT: ANACOMP, INC.-GA
A - ASSOC.          OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
O - BASIS FOR       IF DIFF
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY19602348-9

MF  KP 0000         ANACOMP, INC.         ALVA                           VENEZUELA                REG:
CLT                                                                                               APP:   DISPATCHED
DRT                                                                      PRIOR
B - BASED ON                              SERVICE MARK                   REG:
H - HAS DEP.                              CLASS(ES):  00035,             CLT: ANACOMP, INC.-GA
A - ASSOC.          OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
O - BASIS FOR       IF DIFF
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -58-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY19200104-3

MF  KP 0000         ANACOMP, INC.         DATAGRAPHIX XFP 2000           VENEZUELA                REG:
CLT                                                                                               APP:   13109/92
DRT                                                                      PRIOR                    JUN 23, 1992
B - BASED ON                              CLASS(ES):  00026,             REG:
H - HAS DEP.                              GOODS CODE:  SPECIFIC GOODS    CLT: ANACOMP, INC.-IN
A - ASSOC.          OWNER                                                STAT:
O - BASIS FOR       IF DIFF
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY19200959-1

MF  KP 0000         ANACOMP, INC.         DATAGRAPHIX XFP 2000           VENEZUELA                REG:
CLT                                                                                               APP:   13111/92
DRT                                                                      PRIOR                    JUN 23, 1992
B - BASED ON                              CLASS(ES):  00024,             REG:
H - HAS DEP.                              GOODS CODE:  SPECIFIC GOODS    CLT: ANACOMP, INC.-IN
A - ASSOC.          OWNER                                                STAT:
O - BASIS FOR       IF DIFF
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY29003608-4

MF  MD 8721         DYSON CORPORATION     DYSAN                          VENEZUELA                REG:  114848-F       SEP 27, 2000
CLT                                                                                               APP:
DRT                                                                      PRIOR                    SEP 27, 1985
B - BASED ON                                                             REG:
H - HAS DEP.                              CLASS(ES):  00026,             CLT: ANACOMP, INC.-GA
A - ASSOC.          OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
O - BASIS FOR       IF DIFF  ANACOMP, IN
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY29003609-5

MF  MD 8722         DYSAN CORPORATION     DYSAN                          VENEZUELA                REG:  114847-F       SEP 27, 2000
CLT                                                                                               APP:
DRT                                                                      PRIOR                    SEP 20, 1975
B - BASED ON                                                             REG:
H - HAS DEP.                              CLASS(ES):  00021,             CLT: ANACOMP, INC.-GA
A - ASSOC.          OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
O - BASIS FOR       IF DIFF  ANACOMP, IN
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -60-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY29003665-7        DYSAN CORPORATION     DYSON CORPORATION & LOGO       VENEZUELA                REG:  118579-F       APR 23, 2001
MF  MD 8778                                                                                       APP:
CLT                                                                      PRIOR                    APR 23, 1986
DRT                                       CLASS(ES):  00021,             REG:
B - BASED ON                              GOODS CODE:  SPECIFIC GOODS    CLT: ANACOMP, INC.-GA
H - HAS DEP.        OWNER                                                STAT:
A - ASSOC.          IF DIFF  ANACOMP, IN
O - BASIS FOR

L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

NY29003666-8

MF  MD 8779         DYSAN CORPORATION     DYSAN CORPORATION & LOGO       VENEZUELA                REG:  118578-F       APR 23, 2001
CLT                                                                                               APP:
DRT                                                                      PRIOR                      APR 23, 1986
B - BASED ON                              CLASS(ES):  00026,             REG:
H - HAS DEP.                              GOODS CODE:  SPECIFIC GOODS    CLT: ANACOMP, INC.-GA
A - ASSOC.          OWNER                                                STAT:
O - BASIS FOR       IF DIFF  ANACOMP, IN
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY19200106-5

MF  KP 0000         ANACOMP, INC.         XFP 2000                       VENEZUELA                REG:
CLT                                                                                               APP:   13110/92
DRT                                                                      PRIOR                    JUN 23, 1992
B - BASED ON                                                             REG:
H - HAS DEP.                              CLASS(ES):  00026,             CLT: ANACOMP, INC.-IN
A - ASSOC.          OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
O - BASIS FOR       IF DIFF
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY19200960-3

MF  KP 0000         ANACOMP, INC.         XFP 2000                       VENEZUELA                REG:
CLT                                                                                               APP:   13112/92
DRT                                                                      PRIOR                    JUN 23, 1992
B - BASED ON                                                             REG:
H - HAS DEP.                              CLASS(ES):  00024,             CLT: ANACOMP, INC.-IN
A - ASSOC.          OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
O - BASIS FOR       IF DIFF
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY19300382-2

MF  LV 2357         ANACOMP, INC.         DYSAN                          VIETNAM                  REG:  9298           MAR 17, 2003
CLT                                                                                               APP:
DRT                                                                      PRIOR                    MAR 17, 1993
B - BASED ON                                                             REG:
H - HAS DEP.                              CLASS(ES):  00009,             CLT: ANACOMP, INC.-GA
A - ASSOC.          OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
O - BASIS FOR       IF DIFF
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -61-

------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------
   CODES            REGISTRANT/APPLICANT         TRADEMARK                       COUNTRY                NUMBER/DATE       DUE DATE
------------------- --------------------- ------------------------------ -------------------------- -------------------- ----------

NY19300383-3

MF  LV 2356         ANACOMP, INC.         DYSAN IN STYLIZED FORM         VIETNAM                  REG:  9299           MAR 17, 2003
CLT                                                                                               APP:
DRT                                                                      PRIOR                    MAR 17, 1993
B - BASED ON                                                             REG:
H - HAS DEP.                              CLASS(ES):  00009,             CLT: ANACOMP, INC.-GA
A - ASSOC.          OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
O - BASIS FOR       IF DIFF
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY19300384-4

MF  LV 2349         ANACOMP, INC.         STORAGEMASTER                  VIETNAM                  REG:  9300           MAR 17, 2003
CLT                                                                                               APP:
DRT                                                                      PRIOR                    MAR 17, 1993
B - BASED ON                                                             REG:
H - HAS DEP.                              CLASS(ES):  00009,             CLT: ANACOMP, INC.-GA
A - ASSOC.          OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
O - BASIS FOR       IF DIFF
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY17602190-2

MF  LT 2152  R      ANACOMP, INC.         DATAGRAPHIX                    YUGOSLAVIA               REG:  24831          AUG 15, 2000
CLT                                                                                               APP:
DRT                                                                      PRIOR:  24831            AUG 15, 1990
B - BASED ON                                                             REG:
H - HAS DEP.                              CLASS(ES):  00009, 00016,      CLT: ANACOMP, INC.-IN
A - ASSOC.          OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
O - BASIS FOR       IF DIFF
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY19102991-8

MF  LW 5421         ANACOMP, INC.         DATAGRAPHIX                    CALIFORNIA               REG:  100536         OCT 13, 2005
CLT                                                                                               APP:
DRT                                                                      PRIOR                    OCT 13, 1995
B - BASED ON                                                             REG:
H - HAS DEP.                              CLASS(ES):  00026,             CLT: ANACOMP, INC.-IN
A - ASSOC.          OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
O - BASIS FOR       IF DIFF
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
NY29003740-1

MF  LU 2956  R      ANACOMP, INC.         PRECISION                      CALIFORNIA               REG:  66199          MAY 12, 2002
CLT                                                                                               APP:
DRT                                                                      PRIOR                    MAY 12, 1992
B - BASED ON                                                             REG:   66199
H - HAS DEP.                              CLASS(ES):  00026,             CLT: ANACOMP, INC.-GA
A - ASSOC.          OWNER                 GOODS CODE:  SPECIFIC GOODS    STAT:
O - BASIS FOR       IF DIFF
L - IF LIC.

------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------
------------------- --------------------- ------------------------------ ------------------------ -------------------- ------------

                                                         -62-

                                                                   SCHEDULE 7

                            IMMATERIAL SUBSIDIARIES

Dysan International Sales Corporation II*

Xidex International Sales Corporation*

Florida AAC Corporation**

Xidex Magnetics S.A. (Switzerland)

Xidex Corp. S.A. (Switzerland)

Anacomp Pty Ltd. (Australia)*

Xidex New Zealand Ltd. (New Zealand) *

Data/Ware Development International, Ltd. (Barbados)***

------------------------

*   Has substantially no assets and/or in process of being dissolved.

** Within five (5) business days after the Closing Date will be merged into the Company or will become a party to the Guarantee and Collateral Agreement.

*** Has approximately $46,400 in assets.

                                                                     SCHEDULE 8

                              EXISTING PRIOR LIENS

BORROWER                                  NAME                       AGREEMENT                    AMOUNT
----------------------------  ----------------------------  ----------------------------  -----------------------
Anacomp, Inc.                 SKC America, Inc. and SKC     Amended and Restated Master
                              Limited                       Supply Agreement              $10,000,000.00
Xidex (U.K.) Limited          Barclays Bank                 Overdraft Agreement           GBP 2,400,000.00
Anacomp Italia S.r.l.         Banca Commerciale             Overdraft Agreement           ITL 1,000,000,000.00

    Liens on equipment leased to third parties under operating leases and on the related leases, incurred prior to January 5, 1996, under which the remaining receivables aggregate not more than $4,000,000.

    Cash collateral securing obligations under the letters of credit referenced as items 1 through 4 under part I.A. of Schedule 10.2.

                             ACKNOWLEDGEMENT AND CONSENT


    The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of February 28, 1997 (the "AGREEMENT"), made by the Grantors parties thereto for the benefit of The First National Bank of Chicago, as Administrative Agent. The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

    1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

    2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) of the Agreement.

    3. The terms of Sections 6.3(a) and 6.7 of the Agreement shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it pursuant to Section 6.3(a) or 6.7 of the Agreement.


                                                 [NAME OF ISSUER]



                                                 By

                                                 Title

                                                 ------------------------------
                                                 Address for Notices:
                                                      -------------------------




                                                 ------------------------------
                                                 Fax:
                                                 ------------------------------
                                                      -------------------------

                                                                      Annex 1 to
                                              GUARANTEE AND COLLATERAL AGREEMENT



         ASSUMPTION AGREEMENT, dated as of _____________, made by ______________________________, a ______________ corporation (the "ADDITIONAL
GRANTOR"), in favor of The First National Bank of Chicago, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the banks and other financial institutions (the "LENDERS") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.


                                W I T N E S S E T H :


         WHEREAS, Anacomp, Inc. (the "COMPANY"), certain of its Foreign Subsidiaries, the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of February 28, 1997 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT");

         WHEREAS, in connection with the Credit Agreement, the Company and certain of its Subsidiaries (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of February 28, 1997 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT") in favor of the Administrative Agent for the benefit of the Lenders;

         WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

         WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

         NOW, THEREFORE, IT IS AGREED:

         1. GUARANTEE AND COLLATERAL AGREEMENT. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules ____________ to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Guarantee and

______________________

*  Refer to each Schedule which needs to be supplemented.

Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.


         2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


         IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                       [ADDITIONAL GRANTOR]



                                       By:
                                         Name:
                                         Title:


                                         -3-